UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05684

Alpine Equity Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215
Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York 10152	Rose DiMartino Attorney at Law Willkie Farr & Gallagher 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31, 2011

Date of reporting period: November 1, 2010 - April 30, 2011

Item 1: Shareholder Report

REAL ESTATE FUNDS

Alpine International Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine Cyclical Advantage Property Fund

Alpine Emerging Markets Real Estate Fund

Alpine Global Infrastructure Fund

Alpine Global Consumer Growth Fund

April 30,

2011

Semi-Annual Report

Additional Alpine Funds are offered in the Alpine Series Trust and Alpine Income Trust. These funds include:

Alpine Dynamic Dividend Fund	Alpine Dynamic Transformations Fund

Alpine Accelerating Dividend Fund	Alpine Accelerating Dividend Fund

Alpine Dynamic Financial Services Fund	Alpine Municipal Money Market Fund

Alpine Dynamic Innovators Fund	Alpine Ultra Short Tax Optimized Income Fund

Alpine’s Equity and Income Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Series Trust and Alpine Income Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook President’s Letter

Dear Investor:

Recovery in Transition: Turning Credit into Jobs?

It is easy to be overwhelmed when sifting through the myriad data points and analyses of economic activity and business trends. Much of the information is providing a mixed picture which is unusual at this stage of a typical economic recovery. Even though the global economy has yet to recouple with the longer term growth trend, we believe that the world is still in a cyclical transition phase. Perhaps the single most important measure of economic prosperity and cyclical strength is job creation. However, it is unclear as to when many of the world’s developed economies will return to a sustainable higher level of full time employment. For the U.S., this would not only move unemployment from 9% to under 7%, but significantly reduce the debilitating number of long-term unemployed workers which has spiked to historic levels. How quickly we can achieve this goal of adding close to 3 million jobs to the U.S. economy will relate to the interplay of fiscal, demographic and political forces which all play roles in determining the probable rate of growth. Our economy is also subject to the influence of similar forces in other countries, many of whom are also encumbered by difficult economic circumstances. A higher proportion of countries are currently affected by a broad spectrum of maladies than I can recall over the past two decades. Many are suffering from isolated natural disasters or circumstances, while others reflect economic or societal imbalances. Thus, the duration of their impact will vary greatly. This may lead to a range of both opportunities or risks over the coming years.

An Extended Period of Transition

Globally, this recovery is both weaker and slower than the norm. Europe’s debt crisis and their decision to risk compounding the recession’s after effects with the potentially premature introduction of austerity measures has yet to be fully felt. Theoretically, austerity now will pave the way for future prosperity, but when will this be realized? The impact on the global supply chain from Japan’s tragic earthquake and tsunami, as well as other relatively less destructive yet, nonetheless, horrific natural disasters around the world have all combined to slow economic growth. On top of this, civil protests, revolution and regional political change have impacted local economies and capital markets. Hopefully, the potential for multiple countries initiating major rebuilding efforts over the next few years may stimulate future growth. On top of these factors, China is leading other emerging market countries through a period of fiscal tightening. Such restraint is in response to an inflation scare, which in part relates to the emergence of growing middle class consumption trends in these countries. At the same time, China plans to further boost domestic consumption and is dramatically expanding the scale of its low cost social housing programs. Meanwhile, the U.S. economy has been further impacted by state and local government’s budget tightening and program cutting. The wind down of the Federal Reserve’s QE2 and other stimulus programs, as well as a shift in domestic consumer mentality towards saving for a rainy day and continued debt reduction is also dampening demand. For a better perspective of where this places us at this time in the cycle, please refer to Chart 1, below, which shows that the U.S. economy has been improving, but at a much slower rate than other recessions.

Chart 1:

A Constrained Recovery in Consumption

Chart 2 shows the pattern of real consumer spending compared with historical trends. Higher food and fuel prices have clearly constrained the purchasing power of many Americans, as has tighter credit, and the trend toward saving. However, the impact of fewer jobs and reduced job security are doubtless contributors. With an estimated 70% of U.S. GDP based on consumption, it is not surprising that the pace of recovery has been so slow. Since our imports have exceeded exports for many years, the global impact of our reduced spending has compelled other countries to expand their domestic consumption.

Chart 2:

Dysfunctional Home Financing Remains a Problem

Historically, housing and automobile sales have been major drivers of prior economic recoveries due to the multiplier effect of creating jobs in many industries which would contribute to the final product. While the auto sector has improved we are buying cars at an annual rate at approximately 30% below the 2005 level. Meanwhile, permits to build new single family homes are almost 80% below peak levels of 2005 and almost 60% below the 50 year average volume!

Chart 3 illustrates the current trend of residential investment versus the patterns of prior housing recoveries. Today, a high proportion of home purchases are for cash, reflecting both the role of investors as well as the inability of banks to adjust their lending standards and clean up their poor performing loan portfolios.

Chart 3:

The creation of excessive capital beginning with ‘Y2K’ fears, followed by efforts to offset potential negative wealth effects from the ‘tech stock’ bubble bursting in 2001, combined with the poor regulatory and business decisions made over the last decade regarding the mortgage policies and the foreclosure process has led to devastating problems for many Americans. While the U.S. housing market remains under pressure almost six years past its peak, we do not believe that the current pattern of events reflects a structural shift in housing patterns, although we do think it will take at least another year of below trend housing growth before we see the light of recovery. Fundamental to creating a sustainable rebound will be a resurgence of strong job creation. The same will be true for other countries, including Ireland, Spain, and much of Eastern Europe and the Persian Gulf where capital for real estate exceeded growth in both income and populations. This is in sharp contrast with emerging markets which continue to grow in terms of their relative economic output, relative per capita incomes and, thus, relative level of prosperity.

Financial Markets and Politics in Transition

Alpine’s top down/bottom up investment approach takes into account not only macro economic fundamentals and demographic drivers of demand, but also societal themes and political trends which could influence both market psychology and fiscal policy, as well as business and consumer confidence. Sometimes these themes coalesce into a collective public will, as manifested through shifts in political power or even transformation of the political process itself. Clearly such a transition is continuing to play out in countries of North Africa and the Middle East. Over the next 18 months, politics will be a major factor for a number of countries and markets with elections in Thailand, Turkey, Egypt, Japan, France, Germany, Russia and the U.S. Even China will reconstitute its ruling council next year. By their nature, politicians will promise changes or highlight concerns, which could impact markets. We are already seeing a domestic ‘political theater’ play out in Congress, disguised as an ideological debate over budget deficits and the country’s ‘debt ceiling’, as a prelude to 2012 elections.

In light of these challenges, it is important to have perspective on the strong performance of global stocks since the “Great Recession” of 2008. Capital markets have transitioned towards recovery in advance of the economy, reflecting the return of significant liquidity to both debt and equity markets. However, there has been a bias towards both large and publicly traded companies at the expense of small businesses and private companies. Thus, the slower pace of overall economic recovery is not reflected in the stronger relative performance of larger publicly traded companies which have access to capital and in many cases are still sitting on cash.

Given the depth and breadth of the financial frailties revealed in 2008, most central banks and treasuries chose to shore up major banks, rather than close them down. Even though the U.S. banking sector has stabilized and its viability is no longer impaired, the prospects for rejuvenating a fully functional mortgage market and small business lending capacity is not yet visible. Abroad, French and German banks remain critically exposed to weak loans in the Greek, Irish and Portuguese economies and, thus, have to continue to build reserves, while government stewardship of banks in England, Belgium and Iceland will continue for a number of years. For much of the emerging world, the banks are being required to raise their level of reserves in order to slow their pace of loan growth. Since these banks had little exposure to the bad loans leading up to 2008, this action should be viewed as fundamentally positive for strengthening long term lending capacity. Clearly, the global banking sector is still in a period of transition which may include further recapitalization and require years for full recovery at some banks.

We also see a transition in government fiscal policies. Just as the U.S. consumer has shifted towards savings in response to the ongoing deleveraging process, state and local revenues continue to lag due to moderating local retail sales tax receipts and declining property valuations. Declining assistance from the federal government to state and local governments is leading to a form of government austerity irrespective of the political posturing in Washington. European governments have already put significant fiscal austerity packages in place ranging from -3% to -5%, and this will have a greater impact on their economies than ours since over half of GDP is dependent upon the government sector in some countries. Even Europe’s extensive social safety nets may also become stretched by further contraction. However, the economic pressure on many politicians to produce for constituents will climb, just as the election season approaches. The natural tendency to ‘throw the bums out’ and let another party take on the reins of government may be very strong, but this often leads to fallow periods both before and after the election where little leadership is exerted or enacted which might otherwise provide economic stimulus. Thus, political transitions over the next 18 months might further slow the near term prospects for recovery.

From Despotism to Democracy?

The collective concerns of a people are rarely voiced when economic prosperity is widespread and opportunities for employment are plentiful. However, when a minority benefit to the detriment of the broad populace, where their leadership’s response to the distress of their people is to proverbially ‘let them eat cake’, then we see events unfold such as the “Jasmine Revolution” which unseated governments in Tunisia and Egypt, and spread with horrible effect so far to the people of Libya, Syria and Yemen. When 45% to 75% of disposable income is spent on food and the rest is split on shelter and clothes, a 10% to 20% hike in the price of food stuffs and cooking fuel could dramatically reprioritize one’s daily existence. Thus, the proverbial ‘straw which broke the camel’s back’ may have been mainly economic even though the underlying impetus for these political transitions included domestic and religious concerns. In this light, it is not surprising that some of the stronger emerging market economies have been raising minimum wages by double digit percentages over recent years. It may be inflationary but probably contributes long term stability.

Smoothing A Bumpy Transition to Greater Prosperity

Alpine remains sanguine on the prospects for the continued evolution of this business cycle even though some pundits believe that the era of extended business cycles is over because the unique period of falling interest rates from 1981 to the present softened downturns and sustained growth. Instead, a prolonged period of slower growth and measures to limit excess debt finance could moderate cyclical demand and supply imbalances. As a result, we believe that the current benign inflation trend can be continued in developed economies for a number of years, where the domestic expansion of emerging nations could be countered by higher domestic borrowing costs. Such an extended business cycle potentially permits the global economy to compound its gains and, hence, create more jobs than can a more volatile shorter cycle. Such a cycle might also smooth the evolution of emerging markets managing local resources, growing political and corporate transparency, enhancing positive demographic characteristics and pro-market fiscal policies can still have a significant impact on relative growth in GDP, per capita incomes, middle class expansion and attract foreign investment flows.

We believe the potential for the greatest value creation and earnings growth shall continue in countries such as Brazil, China, India and Indonesia, Thailand and the

Philippines. At the same time, strategically positioned nations, which include Australia, Norway and Singapore, could also be attractive. Naturally, companies with global operating platforms which can expand in growth focused economies, should also prosper. Many such companies are domiciled in Scandinavia, Germany, Canada and the U.S.

The prospect for an extended U.S. recovery is not bleak for those who can appreciate that the economic glass is now half full. The following, chart #4, shows that we have recovered half of the household wealth lost during the recession. The ongoing deleveraging of domestic balance sheets has reduced household credit market liabilities relative to household assets which fell from a peak of over 22% to about 18.5%, half way toward the 1990’s average level of 14.4%. If our economy can continue the restructuring of both bank and domestic balance sheets for another two years, it should be able to accelerate consumption and, hence, the job creation process.

Chart #4

We remain fundamentally positive that if this period of economic transition can be sustained for at least another three or four years then a solid employment base can be renewed. It is noteworthy that vast majority of the world’s central banks are still maintaining positive yield curves, which is fundamentally stimulative to economic activity by pushing investors to take on greater duration risk in return for significantly higher returns. As this long term capital is deployed, we believe it will also be focused in those regions or businesses with the greatest potential, irrespective of the country or sector in which it is deployed. As we all move further away from the financial tsunami of 2008, the market will transition to a more nuanced understanding of risk and return. However, this nuanced understanding typically comes from developing a balanced perspective of opportunity for both the upside and the downside of any investment. In that context, we hope you find the reports of our individual funds which follow to be informative.

We thank you for your interest in our funds.

Sincerely,

Samuel A. Lieber
President

Disclosures and Definitions

Disclosure

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

The letter and those that follow represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered investment advice. The information provided is not intended to be a forecast of future events. Views expressed may vary from those of the firm as a whole.

Past performance is not a guarantee of future results.

The specific market, sector or investment conditions that contributed to a Fund’s performance may not be replicated in future periods.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit or protect against loss in a declining market.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Definitions

A Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Capitalization rate (or “cap rate”) is the ratio between the net operating income produced by an asset and its capital cost (the original price paid to buy the asset) or alternatively its current market value.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Commercial Mortgage-Backed Securities (CMBS) A type of mortgage-backed security that is secured by the loan on a commercial property. A CMBS can provide liquidity to real estate investors and to commercial lenders. As with other types of MBS, the increased use of CMBS can be attributable to the rapid rise in real estate prices over the years.

Compound Annual Growth Rate is the year-over-year growth rate of an investment over a specified period of time.

Correlation a quantitative way to show how much two securities move in the same direction. For example, if the correlation between stock ABC and the S&P 500 is 1, then that means (on average) every time the S&P rises (or falls) a certain percentage, stock ABC will rise (or fall) the same percentage (on average).

Dividend Yield represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund share price. It does not reflect capital gains distributions.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Return on Equity is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

The Bloomberg Hotel REIT Index is a capitalization-weighted sub-index of the Bloomberg REIT Index and is based on apartment properties comprising 75% or more of invested assets. Please note that an investor cannot invest directly in an index.

The Bloomberg Healthcare Index is a cap-weighted index of infinite life Healthcare REITs having a market capitalization of $15 million or greater.

The FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide.

The MSCI All Country World Index (ACWI), includes a collection of stocks of all the developed and emerging countries in the world, as defined by MSCI.

The MSCI World is a stock market index of 1,500 ‘world’ stocks. It is maintained by MSCI Inc., formerly Morgan Stanley Capital International, and is often used as a common benchmark for ‘world’ or ‘global’ stock funds.

An investor cannot invest directly in an index.

EQUITY MANAGER REPORTS

Alpine International Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine Cyclical Advantage Property Fund

Alpine Emerging Markets Real Estate Fund

Alpine Global Infrastructure Fund

Alpine Global Consumer Growth Fund

Alpine International Real Estate Equity Fund

Comparative Annualized Returns as of 4/30/11 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception (2/1/1989)

Alpine International Real Estate Equity Fund	7.98%	24.57%	-7.19%	-2.24%	10.55%	6.59%

S&P Developed (ex. U.S.) Property Total Return Index(2)	8.42%	22.54%	-3.42%	1.18%	10.97%	N/A

MSCI EAFE (USD) Index(3)	11.20%	15.89%	-5.64%	-1.21%	2.76%	2.79%

Lipper International Real Estate Funds Average(4)	7.24%	22.07%	-4.68%	-0.07%	11.24%	6.59%

Lipper International Real Estate Funds Ranking(4)	N/A (5)	12/44	37/43	14/15	3/3	1/1

Gross Expense Ratio: 1.28%(6)

Net Expense Ratio: 1.28%(6)

(1) Not annualized.
(2) Index commenced on 7/31/1989.
(3) Return does not include dividends reinvested.
(4) The since inception data represents the period beginning 2/2/1989.
(5) FINRA does not recognize rankings for less than one year.
(6) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The S&P Developed (ex. U.S.) Property Total Return Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of companies from developed markets, excluding the U.S., whose floats are larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The MSCI EAFE (USD) Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper International Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P Developed (ex. U.S.) Property Total Return Index, the MSCI EAFE (USD) Index and the Lipper International Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper International Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine International Real Estate Equity Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

	1.	Regus PLC	4.35%
	2.	Cyrela Commercial Properties SA Empreendimentos e Participacoes	4.13%
	3.	PDG Realty SA Empreendimentos e Participacoes	3.91%
	4.	BR Malls Participacoes SA	3.73%
	5.	Emlak Konut Gayrimenkul Yatirim Ortakligi	3.69%
	6.	Iguatemi Empresa de Shopping Centers SA	3.63%
	7.	Multiplan Empreendimentos Imobiliarios SA	3.53%
	8.	Direcional Engenharia SA	3.28%
	9.	South Asian Real Estate PLC	3.11%
	10.	JM AB	2.90%

* Portfolio holdings and sector distributions are as of 04/30/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine International Real Estate Equity Fund

Commentary

Dear Investor:

We are pleased to present the 2011 semi-annual report for the Alpine International Real Estate Equity Fund (EGLRX). For the six month period ended April 30, 2011 the net asset value per share increased from $25.75 to $27.09, resulting in a total return of 7.98%. For the past twelve months the total return of the Fund was 24.57%.

The Fund’s performance for the fiscal period lagged the S&P Developed (ex-U.S.) Property Total Return Index which increased 8.42% and the MSCI EAFE (U.S.D.) Index total return of 11.20% for the six months ended April 30, 2011. However, for the twelve month period ended April 30, the Fund outperformed these indices which produced comparative returns of 22.54% and 15.89%, respectively.

In last year’s annual report we characterized the global equity markets as split into opposite sides of a two-speed world, broadly defined by fast growing emerging market economies compared with the lumbering and encumbered developed economies of North America, Europe and Japan. Now we would refine that comment to reflect a multi-speed world where some fast growing countries are tapping the brakes (China and Brazil), while some encumbered countries have shed some of their shackles (Germany). Differentiating factors include the rate of inflation and central bank bias, governmental fiscal capacity, corporate and household balance sheets, business confidence, as well as consumer spending power. Inflation has had an impact on potential economic growth as some countries’ central banks have had to respond with liquidity tightening measures in order to control prospective wage push inflation. Interest rates, of course, have a significant impact not only on economic growth and job creation, but also on capital formation and, in particular, its deployment in capital intensive industries such as real estate. Nonetheless, most countries are enjoying steep treasury yield curves which are typical of early cyclical recovery periods. This aids both banks and businesses which seek to minimize their cost of capital.

Lenders are now in a better position to extend loans to high quality property owners than even a year ago, and competitive loan spreads have fallen by 20% to 50% depending on the country. In turn, this has enabled buyers to pay higher prices and receive lower yields on investments. It should be noted that such debt is only available to the best borrowers, and superior buildings with high quality tenants. Even though capital for secondary market transactions is more plentiful, it is still relatively limited compared with the prior peak period of 2005 through 2007. In 2007, $230 billion was securitized into CMBS (Commercial Mortgage-Backed Securities) pools. Last year, only $12 billion was recorded, with hope for four to five times that for this year.

Broadly speaking, there has been a liquidity driven rally in most countries with a limiting factor induced by inflationary pressure. The prospect for rapid rental growth may be somewhat diminished by either limited tenant demand or excess supply in most countries. For example, only Hong Kong, Manila, Rio de Janeiro and Sao Paulo have enjoyed prices and rents exceeding the prior cyclical peak of 2007. Notably, these markets have historically low vacancy rates, as well as limited new development. In contrast, faster growing economies with strong long term growth potential, such as China and India, are experiencing rising interest rates and supply/demand imbalances. Both China and India experienced excess supply of new development projects during the mid to latter part of the past decade, creating an overhang which may still take at least a few quarters, if not years for some cities, to be absorbed. Due to rapid business expansion, absorption rates in Asia may continue to run between 5% to 6% of existing inventory which compares with Europe and American absorption of less than 1% of existing stock. Thus, vacancy rates in Asia should come down towards single digits over the next couple years in general, stimulating rising rents and values, as well as future new development. Urban vacancy rates in Europe are traditionally bound between 6% and 10%, where most remain today, providing only modest opportunity for rising rents. Meanwhile, U.S. vacancy rates remain elevated in the low to mid teens with the notable exceptions of New York and Washington, D.C., where economic demand from expanding tenants is strongest. Boston, Dallas and Houston have also demonstrated some strength. Cities around the world which are currently enjoying strong rental growth include Rio de Janeiro and Sao Paulo, Hong Kong, and London. We believe rents could accelerate further in Oslo, Moscow, Munich, Shanghai, Sydney, New York, Paris, San Francisco, Manila and Singapore. Accordingly, those factors which shape economic tenant demand in relation to supply, influence the investment holdings in Alpine’s real estate portfolios.

Alpine International Real Estate Equity Fund

Supply and demand conditions are fundamental, but should not be sole investment criteria. Comparing real estate transactional prices and replacement costs with capital market conditions and equity market valuations, helps us in determining stock selections and weightings accordingly. Evaluating management capabilities, corporate capacities and business models are also relevant to our investment process and the shape of our portfolio. Thus, understanding companies and their portfolios in the context of the real estate market is an essential aspect of Alpine’s investment process.

PORTFOLIO WEIGHTINGS AND PERFORMANCE REVIEW

Broadly speaking the Fund’s top five country allocations did not change materially since last October, with the top weighting in Brazil at approximately 38%. Exposure to Great Britain, though, increased from 9.1% to 11.8%, as did the Fund’s exposure to India from 7.0% to 9.2%. France rose from 4.2% to 5.0%. The other notable changes were reduced exposure in Japan from 5.6% to 3.2%, replaced by Turkey at 3.8% versus previous nominal exposure.

Unlike much of the past two years, the Fund’s exposure to emerging markets limited performance during the past six months. India and China were actually negative contributors, and Brazil only modestly positive. A combination of tightening monetary conditions fed concerns that what might have first lead to a bubble, might become an economic slowdown which could hurt sales volumes, occupancies and rents, and, thus, hit corporate margins. So far, there is only limited evidence of any deterioration, but share prices are already discounting even more downside. Strong performance contributions came from Great Britain and France, as well as individual companies in various countries. We believe that in the current low interest rate environment that there are enough attractive opportunities in the real estate sector to employ leverage both in the execution of its investment strategy and to manage unexpected Fund flows. During the period, the Fund has hedged its currency exposure in Europe to limit volatility arising from the European sovereign debt crisis. As a result, the Fund has offset gains derived as a result of the appreciation of the Euro during this period.

TOP TEN HOLDINGS BY WEIGHT

The Fund’s top holding as of April 30, 2011 was Regus PLC, the world’s largest provider of temporary office space, rising from the number eight slot as of last fiscal year end.

Last year it disappointed among the top holdings while during this period it produced a total return of 37.59% for the six-month period ending April 30, 2011 as a result of tenant gains and new office expansion. Cyrela Commercial Properties rose from fifth place to second place as this developer of offices, shopping malls, and industrial parks in Brazil continued to expand its portfolio. It gained 13.69% during the same period which was superior to many of its Brazilian brethren. Brazil’s largest home builder, PDG, fell from the premier position last fall to the third spot as shares produced a -3.36% six-month total return in spite of continued strong earnings growth and double digit sales increases. BR Malls was the number four position as a result of a 11.85% total return during the period for this rapidly expanding consolidator of the Brazilian mall sector. New to the portfolio in the fifth position was Emlak Konut, a Turkish REIT sponsored by the TOKI governmental entity responsible for developing social housing. Emlak serves as a conduit for surplus government lands located in and around major cities which can be sold to developers in a manner which enables Emlak to participate in the projects profitability. Dividends are distributed both to shareholders as well as the government entity to help pay for the aforementioned social projects. In effect, Emlak is redistributing part of the profitability of market rate housing by offering efficiency to local developers through this tax efficient vehicle. The Fund acquired its shares in Emlak at its IPO on December 2, 2010, generating a 80.89% total return through April 30. Iguatemi, the high end shopping mall developer in Brazil produced a solid 11.77% total return for the Fund for the six-month period. In contrast, Multiplan, another top Brazilian mall developer, fell from the number two position in October to the seventh largest holding in the Fund after a disappointing decline of -10.54% for the period. Nonetheless, continued strong rental growth and pipeline of new projects continues to hold promise for this investment. The Fund’s number eight holding, Direcional Engenharia, fell from the fourth position last fall as a result of an -7.00% decline in total return for the period. This prominent developer of low cost homes in Brazil has underperformed due to broader market factors as opposed to operating fundamentals, so we remain bullish on its prospects. South Asian Real Estate (7.60) continued to make progress in expanding their residential development operations despite a difficult macro environment. Their focus on markets principally surrounding New Delhi should sustain relatively solid sales trends. Continuing in the ten slot from last fall is JM, produced a 35.79% six-month total return for the

Alpine International Real Estate Equity Fund

Fund as its backlog of homes in production continued to rise along with the relatively strong Swedish economy.

Prospects for 2011 and Beyond

Alpine remains confident that this business cycle will be extended at least several more years, although no single engine of economic growth appears ready to lead the world forward. China is increasingly focused on creating domestic demand while controlling speculative inflation. Germany can only export so much industrial machinery, cars, and consumer products before the pressure of the strengthening Euro impacts profit margins. Japan is still struggling to clean up the aftermath of the great Tohoku East Japan earthquake and tsunami. While we expect significant stimulus to surge into their economy over the next 18 months, we remain unsure of sustained growth. Thus, the U.S. will have to be, once again, the major engine of growth. Although the encouraging renaissance of car manufacturing in this country and the continued success of innovative companies such as Apple and Google are positive factors, continued weakness in the housing sector will hold back that multiplier of job creation and, hence, fuller employment for at least another year. Thus, the slow global recovery shall likely continue for a few more years.

Given this perspective, we believe that companies operating in markets which show improving medium term fundamentals should be rewarded over time. We believe the liquidity driven performance of the developed markets may have already discounted longer term fundamental prospects, so we favor an emphasis on individual stock picking which could prove most beneficial. Alpine continues to focus on companies which we believe dominate a business niche, take innovative approaches, create innovative products or able to transform and adapt to new opportunities. Companies with unique business models, such as the aforementioned Emlak Konut, and Regus PLC, or others including LXB Retail Properties, and Kenedix, may be able to generate superior returns over time.

We appreciate your interest and support, and we look forward to updating you on our progress through the balance of the year.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Leverage Risk — Leverage creates the likelihood of greater volatility of net asset value; the possibility either that share income will fall if the interest rate on any borrowings rises, or that share income and distributions will fluctuate because the interest rate on any borrowings varies; and if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements. The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Alpine International Real Estate Equity Fund

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk — Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate-Linked Securities Market Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk — Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the expenses; changes in zoning market for long periods of time.

Please refer to page 5 for other important disclosures and definitions.

Alpine Realty Income & Growth Fund

Comparative Annualized Returns as of 4/30/11 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception (12/29/1998)

Alpine Realty Income & Growth Fund	17.77%	27.40%	0.81%	0.64%	10.66%	11.83%

Morgan Stanley REIT Index	15.40%	22.70%	2.13%	3.30%	11.69%	11.43%

S&P 500 Index	16.36%	17.22%	1.73%	2.95%	2.82%	2.68%

Lipper Real Estate Funds Average(2)	15.09%	21.99%	1.41%	2.46%	10.79%	10.83%

Lipper Real Estate Funds Ranking(2)	N/A(3)	11/218	133/196	147/166	59/94	14/62

Gross Expense Ratio: 1.34%(4)

Net Expense Ratio: 1.34%(4)

(1)	Not annualized.
(2)	The since inception data represents the period beginning 12/31/1998.
(3)	FINRA does not recognize rankings for less than one year.
(4)	As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Morgan Stanley REIT Index (the “RMS Index”) is a total return index comprising of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Morgan Stanley REIT Index, the S&P 500 Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Realty Income & Growth Fund

Portfolio Distributions*(Unaudited)	Top 10 Holdings*(Unaudited)

	1.	Simon Property Group, Inc.	6.68%
	2.	Boston Properties, Inc.	5.74%
	3.	Vornado Realty Trust	5.18%
	4.	Alexandria Real Estate
		Equities, Inc.	3.60%
	5.	SL Green Realty Corp.	3.55%
	6.	Equity Residential	3.47%
	7.	CBL & Associates Properties, Inc.	3.27%
	8.	Entertainment Properties Trust	3.19%
	9.	Public Storage	3.10%
	10.	Digital Realty Trust, Inc.	2.80%

	*

Portfolio holdings and sector distributions are as of 04/30/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Realty Income & Growth Fund

Commentary

Dear Investor:

We are pleased to report the results of the Alpine Realty Income & Growth Fund for the six-month period that ended April 30, 2011. During this period, the Fund produced a total return of +17.77% which compares to the +15.09% return of the Lipper Real Estate Funds Average, the +15.40% return of the Morgan Stanley REIT Index (the “RMS Index”), and the +16.36% return of the Standard & Poor’s 500 Index (the “S&P”).

As of April 30, 2011, the Fund’s net asset value per share had increased to $17.02 from $14.79 six months prior. During the semi-annual period, the Fund paid two quarterly income distributions totaling $.36 per share. Since its inception on December 29, 1998 through April 30, 2011, the Fund has made cumulative distributions totaling $13.65 per share and delivered a cumulative total return1 to shareholders of +297.08% (+11.83% on an annualized basis). During the same period, the RMS Index increased +280.06% (+11.43% on an annualized basis) and the S&P increased +38.53% (+2.68% on an annualized basis). The performance chart on page 14 presents the Fund’s returns for the latest six-month, one-year, three-year, five-year, ten-year, and since inception periods.

MARKET OPTIMISM

The real estate sector’s positive returns during the latest six month period added to the recovery in valuations for Real Estate Investment Trusts (REITs) that commenced over two years ago in early March 2009. What began at that point as a belief and a relief that the economy and capital markets were not in fact going over the cliff has evolved into a confidence that a new cycle of steadily improving fundamentals has commenced. By and large, optimism has replaced pessimism in a profound sense. Such a sentiment shift has allowed the capital markets to digest concerns about rising oil prices, the forecasted end of quantitative easing by the Federal Reserve, a stagnant housing market, and potential impacts to global economic growth from Japan’s recent tragedies and Middle East instability, and to move forward in a measured fashion. This resoluteness may have been impossible even a year ago when the memory of the 2007-2009 period was all too near and the collective investor psyche remained somewhat fragile. To be sure, hurdles remain, the economic turnaround remains historically weak, and rising equity values on Wall Street have done little to heal the impacts of the Great Recession on much of the nation. However, a measured confidence that a recovery continues to proceed, albeit at an agonizingly slow pace, has certainly taken root.

That confidence has been manifested by the actions of commercial real estate participants in both quantitative and qualitative ways as the cycle has gradually improved. It has been evidenced by the decreasing risk premiums required by lenders and investors in the private and public real estate arenas. It has additionally been demonstrated by an overall pick-up in transactional activity and by an increasing comfort level with a wider spectrum of potential property types, outside of those with the safest and most stable income profiles.

The real estate debt markets improved more rapidly than most anticipated both in terms of the availability and the cost of capital. Certainly, Class A assets with income streams backed by long leases remain the easiest and most competitive to finance and the life companies have become quite aggressive in providing capital here. Outside of the core assets favored by the life companies, capital has also begun to flow to assets in secondary markets and to riskier property types, including hotels and office buildings with some near term leasing exposure. This phenomenon has evolved as the CMBS market continues its own revival and lenders, in general, have begun broadening their horizons in search of opportunities and higher yields. Farther out on the risk spectrum, the availability of construction financing is still extremely limited. Yet banks have started to listen, something that would have seemed impossible not that long ago.

In the property and security markets, equity return thresholds and required spreads over risk free rates continue to compress as capital flows into the sector after years of relative abstinence by many participants. Whereas two years ago sizable redemption requests existed for a number of private equity and comingled real estate funds, renewed confidence and the search for current yield has resulted in investment queues for many funds. Additionally, weakness in the dollar has generated incremental foreign investment interest, particularly in the New York, Washington, D.C., Boston, and San Francisco markets. As a result, Internal Rate of Return (“IRR”) hurdles for Class A/core non-leveraged property acquisitions, including well leased apartment,

[1]	The performance assumes the re-investment of dividends.

Alpine Realty Income & Growth Fund

retail, warehouse, and central business district office assets, have declined markedly. Such return targets reportedly hover in the 7% - 8% range with initial/first year returns of 4% to 5% being priced for coastal apartment buildings and only slightly higher for top office assets in downtown markets such as New York City and Washington, D.C. Similar to what has occurred in the debt markets, investors have begun to underwrite assets with less pristine income streams or those located outside of the most favored locations. The result has been a broadening of the recovery of private market valuations in real estate, though a fairly wide pricing dichotomy still exists between primary and secondary markets and Class A and Class B assets.

In the public real estate securities market, earnings multiples and implied cap rates (derived essentially by dividing a company’s net operating income by its total enterprise value) rallied earlier than in the private market and reflect optimism that fundamental improvements may ascend for a multi-year period. According to Citi Investment Research and Analysis, average REIT multiples of 2012 projected Funds from Operations (“FFO”, a measure of REIT earnings) currently stand at approximately 16x and implied cap rates for REIT securities currently average 6.1% to 6.2%, having contracted over 400 basis points since peaking at 10+% in March 2009. On an absolute basis, FFO multiples are high and cap rates are historically low but, on a relative basis, the spreads between such rates and either the Ten Year Treasury rate or investment grade corporate bond yields are equal to or at the lower end, yet within the range, of historic averages, respectively. Given that real estate operating incomes are bouncing off cyclical lows, it does not seem inappropriate, in our view, for such REIT valuation metrics to reflect optimism about future growth. However, it is the magnitude and pricing of that implied growth and whether that growth can be reasonably expected given the slow pace of improvements in overall employment and corporate spending that are the real questions. We will attempt to shed some light on this issue as we discuss individual property subsectors vs. overall sector-wide statistics in the following part of this report.

REAL ESTATE SECTOR PERFORMANCE

The recent returns and valuations of office REITs highlight the differences in fundamentals and investor sentiment regarding relative prospects for earnings and dividend growth. In general, CBD office-owning companies strongly outperformed their suburban counterparts during the latest six-month reporting period that ended April 30, 2011, reflecting, in our view, the market’s rational belief that job growth and occupancy gains will be stronger in areas such as New York City, Washington, D.C., and the San Francisco Bay Area than in the majority of the country. As a result, CBD focused companies trade at premium earnings multiples, typically 16 to 20 times 2012 FFO forecasts, relative to most of their non-CBD counterparts who trade at 7 to 14 times. While all companies are dependent upon occupancy improvements in their respective submarkets to drive revenue growth, several downtown markets appear closer than national averages to attaining vacancy levels less than 10%, the threshold commonly believed to be a precondition for beginning to regain pricing power. According to Cushman & Wakefield, overall vacancy levels nationwide edged lower to 17.4% as of March 31, 2011 with 60% of all markets tracked by Cushman reporting year-over-year declines. However, markets such as midtown New York City, with an overall vacancy level of 10.3%, and Washington, D.C., at 12.6%, are seeing much faster improvements in terms of declining tenant rent concessions and prospects for raising asking rents than most markets. Returns for the Fund’s office company investments reflected these overall trends with CBD focused SL Green returning +26.09%, Boston Properties rising +22.60%, Douglas Emmett growing +17.31%, and Brookfield Properties returning +15.80%. Within the Fund’s non-CBD investments, Kilroy Realty and Alexandria Real Estate Equities delivered very competitive +24.94% and +13.13% returns, respectively, while the performances of other suburban entities lagged: +8.23% for Liberty Properties, +9.07% by Mack-Cali, +1.56% by Corporate Office Properties, and +2.77% for Government Properties, through April 25, 2011, the final sale date for this holding.

Within the industrial warehouse-owning subsector, a similar earnings multiple dichotomy exists between companies with international platforms and exposures to stronger market growth potential and those entities more reliant on the U.S. dynamics. AMB Property and ProLogis, who have agreed to merge their global asset bases in a stock-for-stock transaction scheduled to close in June, trade at 19 to 22 times projected 2012 FFO earnings, while companies such as EastGroup Properties, DCT Industrial Trust, and First Industrial garner only 15 times multiples on average. AMB’s and ProLogis’s scale and cost of capital advantages account for some of the valuation differences. However, it is our view, and apparently that of the market’s, that given their geographic footprints, global customer relations, and asset quality, AMB and ProLogis have superior prospects for leasing up both their core and development property vacancies and monetizing their non-earning land assets than do their domestic competitors. For the

Alpine Realty Income & Growth Fund

Fund, AMB delivered a leading total return over the semi-annual period of +31.23% while ProLogis improved +20.94%. Bucking the correlation between premium earnings prospects and returns for the Fund were its data center holdings, Digital Realty, DuPont Fabros Technology, and Coresite Realty Corp. In our opinion, all three REITs should far outstrip overall REIT averages for earnings growth over the 2011-2012 two year timeframe. However, they trade at discounted multiples of 11.5 to 14 times 2012 funds from operations due, in our view, to unwarranted concerns about potential supply/demand relationships for this property type. Over the semi-annual period, Digital returned +3.27%, DuPont Fabros -1.49%, and Coresite +6.73%.

Within the retail shopping center subsector, the differences in valuation between companies with Class A assets generating high sales per rentable square foot and those with less productive Class B assets is historically wide, particularly among the regional mall owning companies. Exemplifying this split are two Fund holdings, Taubman Centers, with mall tenant sales of $580 per square foot, which trades at nearly 20 times 2012 funds from operations and CBL & Associates, whose mid-market assets average sales productivity of approximately $325 per square foot and trades at only 9 times earnings. We have taken somewhat of a barbell approach to our investment in this group, believing that Taubman and other higher-end operators have attractive prospects as consumer health continues to improve and that CBL will garner a higher multiple as its centers prove their resiliency and future leasing results show improved comparisons to the challenges of the past few years. During the semi-annual period, the Fund’s regional mall-owning companies delivered the following results: Taubman +27.34%, CBL +21.15%, Simon Property Group +21.15%, and Macerich +20.87%. The Fund also benefited from the settlement of class action legal proceedings against a former holding, The Mills Corp., receiving an approximate $3 million recovery. Returns for the Fund’s non-regional mall owning retail REITs ranged from Kimco’s +15.69% return to Excel Trust’s +5.75% performance with Federal Realty similarly lagging at +8.62%.

The apartment subsector trades at the highest relative earnings multiples and lowest implied cap rates within the REIT sector with weighted average 2012 FFO multiples of approximately 20 times and implied cap rates of 5.1%. Several coastal focused companies are valued at 22+ times and mid-4% cap rates. This overall 25% multiple premium to the entire REIT group reflects the subsector’s leading acceleration in operating fundamentals, a strong transactional environment for assets both in the private and public arenas, and investors’ strong confidence in prospects for multiple years of attractive earnings growth. Unlike most property type subsectors where the improvement thus far has been relatively slow and modest, apartment landlords are experiencing more rapidly improving pricing power. In the first quarter, as noted by Stifel Nicolaus’s research team, weighted average sector lease renewal rates were up 5.0%-8.0% and rates on new leases rose 3.0%-6.0%, with renewal rents as high as up 9.5% in select markets such as Boston, New York, and San Francisco. Occupancies leading into the important second and third quarter leasing season remain strong at over 95% on average. Given these positive attributes, the sector was rewarded with strong share price appreciation across the board. The Fund’s investment returns were benefited by the +28.70% performance from Camden Property Trust, +24.71% from Equity Residential, +22.41% by Associated Estates, +22.08% by Essex Properties Trust, +20.94% by Avalon Bay, +20.16% from BRE Properties, +19.00% by Home Properties, and +17.00% from UDR. A notably weaker return of -2.78% was registered by Campus Crest Communities, a student housing provider and recent public company entrant, whose first earnings report was disappointing and led to punishment by the market.

The REIT lodging group, unlike the apartment companies, broke the correlation between expected strong earnings increases and stock performance during the semi-annual period. Indeed, the Bloomberg Hotel REIT index registered a below average +12.2% return despite many of its constituents signaling profit growth for 2011 and 2012 which should handsomely exceed overall REIT averages. Stock price momentum realized in 2010 slowed measurably, however, as inclement weather in the first quarter of 2011 impacted operating results on the margin and Marriott, the largest brand operator, acknowledged that group booking results were lagging business transient gains, a phenomenon that apparently surprised the market but isn’t unusual in our view for this point in the cycle. Lodging investment performance for the Fund’s holdings owned over the semi-annual period ranged from +19.76% for LaSalle Hotel Properties, +10.44% for Starwood Hotels and Resorts, and +5.42% for Felcor Lodging on the positive side to the disappointing -6.94% return registered by Chatham Lodging Trust.

With optimism about fundamental recovery in the air, the traditionally more defensive and higher yielding health care and net lease subsectors garnered less investor interest during the semi-annual period, though Ventas, HCP, and Health Care REIT, the three largest health care REITS, generated some of the most significant headlines with large announced transactions.

Alpine Realty Income & Growth Fund

Ventas followed its $3.1 billion purchase of senior housing assets from Atria Senior Living with the announced acquisition of Nationwide Health Properties, the fourth largest health care REIT, in a $7.4 billion transaction. Meanwhile, HCP purchased the senior living assets of HCR ManorCare in a $6.1 billion acquisition and Health Care REIT announced it will pay $2.4 billion for most of the real estate assets of Genesis Health Care. Though these transactions by the major players in the subsector were viewed favorably by the market, the Bloomberg Health Care REIT Index rose only +8.29% during the period, significantly lagging overall REIT averages. Six-month returns for the Fund’s healthcare investments were +6.74% for Ventas, +13.26% for HCP, and +3.09% from Omega Healthcare. Partial period returns for two additions to the Fund from their initial purchase dates were +24.66% for HealthCare REIT (December 1, 2010) and +19.57% for Senior Housing Properties Trust (December 10, 2010). In the net lease sector, the Fund’s two investments, Entertainment Properties Trust and Getty Realty also produced sub-average returns of +6.13% and -7.42%, respectively, with Getty falling on uncertainty about possible reductions in income from its largest master lease relationship.

Lastly, the Fund continued to reduce its overall level of investment in preferred REIT equities during the period, reducing holdings from nineteen separate issues and 15.7% of assets to fourteen investments accounting for 10.4% of the Fund. Those fourteen investments held throughout the six-months delivered an average return of 4.68%. Despite these lagging overall returns, we actually modified our pace of preferred sales as the period progressed, believing for now that these investments’ yield enhancement benefits remain attractive and that their risk-adjusted return profiles relative to current valuations for REIT common equity were more in balance than at the beginning of the period. As a result, we continue to employ some leverage within the Fund to take advantage of the current low interest rate environment in executing our investment strategy. We nevertheless anticipate that as the economic cycle unfolds our bias will be to further reduce the preferred allocation to the portfolio, and the underlying leverage, and focus more on investments with expected growth in REIT common dividends, a phenomenon that we believe is beginning to materialize.

Our stance with respect to the Fund’s preferred equity holdings is illustrative of our current beliefs about overall portfolio construction. While we share in the optimism regarding improving fundamentals, we believe a balanced risk profile for Fund holdings remains appropriate and are not yet prepared given current REIT common valuation levels and choppiness in economic data to bet significantly more on growth. We continue to believe that the best environment for REIT equities will be a gradual but steady improvement in economic activity and GDP growth. Such a scenario would ideally allow a continued absorption of excess inventory and a return to landlord pricing power without placing much upward pressure on interest rates or causing a reallocation of equity capital from real estate to other competing alternatives. We look forward to providing an update on Fund performance at the end of the fiscal period in October.

Sincerely,

Robert W. Gadsden
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Dividend Strategy Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperforms the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk — Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Alpine Realty Income & Growth Fund

Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market concentrates on undervalued stocks.

Interest Rate Risk — Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Issuer Risk — Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Leverage Risk — Leverage creates the likelihood of greater volatility of net asset value; the possibility either that share income will fall if the interest rate on any borrowings rises, or that share income and distributions will fluctuate because the interest rate on any borrowings varies; and if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements. The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Micro Capitalization Company Risk — Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Non-Diversified Fund Risk — Performance of a non-diversified fund may be more volatile than a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.

Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate-Linked Securities Market Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Please refer to page 5 for other important disclosures and definitions.

Alpine Cyclical Advantage Property Fund

Comparative Annualized Returns as of 4/30/11 (Unaudited)

	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception (9/1/1993)

Alpine Cyclical Advantage Property Fund	11.71%	15.35%	-6.33%	-9.08%	6.78%	8.71%

EPRA/NAREIT Global Index	10.26%	22.24%	-2.07%	1.92%	11.00%	9.38%

S&P Developed BMI Property Index(2)	10.81%	21.56%	-2.37%	1.03%	10.20%	N/A

Lipper Global Real Estate Funds Average(3)	9.89%	20.29%	-1.80%	0.63%	10.86%	9.67%

Lipper Global Real Estate Funds Ranking(3)	N/A(4)	86/92	64/67	33/33	15/15	2/2

Gross Expense Ratio: 1.32%(5)

Net Expense Ratio: 1.32%(5)

(1) Not annualized.
(2) Index commenced on 12/29/2000.
(3) The since inception data represents the period beginning 9/2/1993.
(4) FINRA does not recognize rankings for less than one year.
(5) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The EPRA/NAREIT Global Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The S&P Developed BMI Property Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property related activities. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The EPRA/NAREIT Global Index, the S&P Developed BMI Property Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Cyclical Advantage Property Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Cyclical Advantage Property Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	Verde Realty Corp.	3.77%
	2.	CB Richard Ellis Group, Inc.- Class A	3.71%
	3.	Iguatemi Empresa de Shopping Centers SA	2.86%
	4.	PDG Realty SA Empreendimentos e Participacoes	2.81%
	5.	Brookfield Incorporacoes SA	2.75%
	6.	Rossi Residencial SA	2.75%
	7.	Ocwen Financial Corp.	2.52%
	8.	Pulte Group, Inc.	2.51%
	9.	Direcional Engenharia SA	2.44%
	10.	General Growth Properties, Inc.	2.29%

*   Portfolio holdings and sector distributions are as of 04/30/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Cyclical Advantage Property Fund

Commentary

Dear Investor:

We are please to present the Alpine Cyclical Advantage Property Fund’s semi-annual report to shareholders as of April 30, 2011. The Fund produced returns of 11.71% for the six month period under review which compares to 10.81% for the Fund’s benchmark index, the S&P Developed BMI Property Index. The Fund generated 15.35% for the 12 month in comparison with the benchmark’s return of 21.56%.

Investment Landscape

Over the past two years, the global economy has greatly repaired itself from the near financial meltdown of 2008. Nonetheless, we are still far removed from a truly normalized economic condition. On one hand, economies which have yet to recapture historic growth rates are viewed as having strong potential upside from continued future economic expansion, while other economies which rapidly regained historically strong rates of growth fed fears that asset price bubbles may be forming. This dichotomy is reinforced in that slow growing economies have the benefit of low interest rates in order to counter deflation and stimulate economic activity, which from an investment perspective forces investors seeking high returns to focus on anticipated future growth. This contrasts with the faster growing emerging economies where the fear of current inflation has forced most of their central banks to tighten liquidity by raising real interest rates and limiting lending, which makes longer term investing less attractive compared to high current rates of return. A real world real estate example could be investors in prime French shopping malls who have accepted low initial yields, or capitalization rates of less than 4%, with the prospect of generating between a 7% to 10% leveraged internal rate of return (IRR = total return discounted for the time value of money). By comparison, investors in Brazilian prime retail properties received initial returns ranging from 6% to 8% and unlevered IRR’s of 12% to 15% which, over time, could be leveraged to produce even higher returns. This highlights the lack of true globalization of many different businesses and, particularly, asset classes such as real estate which are fundamentally local in their economic characteristics. It also suggests that the historically low interest rates which we enjoy in the U.S. and Europe today, may be distorting the crucial capital allocation process by compressing cap rates. In essence, the recovery of credit, particularly in the U.S. and Europe, has driven pricing and values for real estate assets ahead of any recovery in underlying fundamentals, only apartments in the U.S., premier quality properties in London, and select individual situations in several markets enjoying top line rental growth strong enough to justify such pricing.

However, relative to the current 10-year treasury yield, U.S. real estate appears cheap in our opinion. How does this compare with potential future prices and yields when such properties might be sold in five to ten years? Will rents grow commensurate with any change in inflation, interest rates and cap rates? Much will depend on the level of future job growth. In part for this reason, the portfolio is currently biased towards countries which can create such job growth.

Underlying business strength and job creation is still not as broad or as deep as it was coming out of the previous recession. However, low property yields reflecting the current cap rate compression are an inherent bet that business growth will lead to stronger rental demand and hence higher rents over the next several years. Otherwise, property total returns will be substandard by normal cyclical patterns. These patterns are based on simple supply and demand fundamentals, but are also influenced by capital market condition.

The appeal of property is in part generated by the ‘local’ nature or property based economies of supply and demand for space. Valuations express both the potential as well as current state of the economy, priced at a multiple of current cash flow. Given the added stability of relatively long term leases and typically long term financing structures, we believe real estate provides an attractive alternative to other areas of the capital markets such as bonds and equities. Thus, investors seeking the medium to long term investment characteristics of a specific country can do so through direct real estate investments and with somewhat more volatility over time through real estate equities, which markets provide the opportunity to rebalance or broadly diversify ones exposure, not only by property type, but also by ownership style and business model.

Alpine’s top-down/bottom-up approach to investing follows the macro economic and demographic drivers of demand tempered by current and prospective property supply which is then filtered through a relative valuation process. As this Fund’s current portfolio reflects, management believes that the market is under valuing the cyclical growth potential of Brazilian property, as well as selected retail and residential elated

Alpine Cyclical Advantage Property Fund

real estate developers around the world. These themes are evident in the portfolio’s top ten holdings.

Top Ten Holdings By Weight

Once again, the Fund’s largest position is Verde Realty Corp. which is restructuring its investment approach by selling residential apartments to focus on industrial properties principally in the U.S., as well as Mexico. Verde saw its value fall by 6.08% during the six-month period ending April 30, 2011. The Fund’s second largest holding is (CBRE), up from third place in October’s report, on the back of a 45.56% total return for the six month period. CBRE is the preeminent commercial real estate broker which recently enhanced its growing direct investment property management capabilities through the purchase of ING’s asset and investment management business unit. We believe CBRE is very much an operationally leveraged participant in the gradual releasing an expanded leasing and sale of properties around the world. The Fund’s third largest holding is Iguatemi which is a leading owner and developer of high quality shopping malls in Brazil. It produced a total return of 11.89% for the period. Also from Brazil, rising from eight to fourth place in the Fund’s top ten holdings list, is PDG Realty, the largest home builder with broad participation in key segments of the housing market. PDG declined -4.10% for the period, reflecting uncertainty over the course of government subsidized mortgage funding. In fifth and sixth positions were also home builders from Brazil, specifically Brookfield which gained 23.47% during the 6-month period, and Rossi Residential which added 10.71%. In seventh place Ocwen Financial Corp., provided a total return of 38.70% for the period. It is an indirect play on the ongoing restructuring of the U.S. mortgage market. Ocwen is an acquirer of servicing rights for mortgages and actually provides assistance for many owners of both distressed and functioning mortgages. While we expect the level of foreclosures to peak this year and gradually decline into 2012, we feel Ocwen should be able to profit from both the difficult trend now, as well as from a stronger economic and mortgage environment in subsequent years. Number eight, PulteGroup, provided a total return of 19.83% for the six months. It is a direct participant in the potential for a future rebound in domestic homebuilding, once the mortgage market and job growth accelerate in the U.S. Currently, Pulte is marginally profitable; however, we believe the company should benefit from tremendous operating leverage when volume recovers. In ninth place is Direcional Engenharia, which declined by -6.94% for reasons similar to PDG. In particular, Direcional is the largest pure-play on the rapidly growing subsidized mortgage housing market in Brazil. General Growth Properties has declined from the sixth spot last October to the tenth largest holding today, in spite of a 27.54% total return during this period. Readers may recall that General Growth was the poster child for over leveraged properties during 2008. Despite its high financial leverage, the company always maintained relatively strong cash flow and this has enabled it to benefit from the restructuring of its debt maturities. It continued to benefit from the growing level of liquidity available for real estate investing in the United States.

Prospects

For the balance of 2011, we think that this period of equity outperformance of underlying properties will gradually slow in the aggregate as many REITs in the U.S. and Europe are trading at premium valuations relative to their appraised, or sum of the parts valuations. The premium valuations can be justified by the prospect of several years of income growth as a result of an extended cyclical recovery. However, we feel that the property equities of certain countries are trading below their underlying or long term valuations, most notably in markets where interest rates have been rising in response to inflation concerns. Fundamentally, we believe that the process of interest rate increases intended to slow an economy, as well as rising commodity prices reflecting both investor and producer demand, invariably work as self regulating mechanisms which will lower inflation. This is not reflected currently in share prices for real estate companies based in Brazil, China, India and Indonesia, among others. The Fund’s positioning in the U.S. amongst both cyclically advantaged as well as cyclically lagging stocks will be carefully monitored over coming quarters for relative inflection points which might stimulate additional investments in these areas.

We thank you for your interest and support, and look forward to discussing our progress in the fall.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Alpine Cyclical Advantage Property Fund

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Leverage Risk — The Fund may use leverage to purchase securities. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk — Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate-Linked Securities Market Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses;variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk — Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

Please refer to page 5 for other important disclosures and definitions.

Alpine Emerging Markets Real Estate Fund

Comparative Annualized Returns as of 4/30/11 (Unaudited)
	6 Months(1)	1 Year	Since Inception (11/3/2008)

Alpine Emerging Markets Real Estate Fund	1.42%	20.28%	35.57%

EPRA/NAREIT Emerging Index(2)	-7.78%	9.35%	N/A

MSCI Emerging Markets Index	9.68%	20.78%	37.88%

S&P Developed (ex. U.S.) Property Total Return Index	8.42%	22.54%	25.28%

Lipper Global Real Estate Funds Average(3)	9.89%	20.29%	24.89%

Lipper Global Real Estate Funds Ranking(3)	N/A (4)	45/92	1/78

Gross Expense Ratio: 2.81%(5)

Net Expense Ratio: 1.48%(5)

(1)	Not annualized.
(2)	Index commenced on 1/12/2009.
(3)	The since inception data represents the period beginning 11/6/2008.
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The EPRA/NAREIT Emerging Index is an unmanaged index designed to track the performance of listed real estate companies in emerging countries worldwide. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of global emerging markets. The S&P Developed (ex. U.S.) Property Total Return Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of companies from developed markets, excluding the U.S., whose floats are larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The EPRA/NAREIT Emerging Index, the MSCI Emerging Markets Index, the S&P Developed (ex. U.S.) Property Total Return Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Emerging Markets Real Estate Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Emerging Markets Real Estate Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	PDG Realty SA Empreendimentos e Participacoes	4.48%
	2.	Emlak Konut Gayrimenkul Yatirim Ortakligi	2.61%
	3.	BHG SA-Brazil Hospitality Group	2.59%
	4.	PT Alam Sutera Realty TBK	2.43%
	5.	Direcional Engenharia SA	2.31%
	6.	BR Malls Participacoes SA	2.25%
	7.	Supalai PCL	2.13%
	8.	Brasil Brokers Participacoes SA	1.94%
	9.	Robinsons Land Corp.	1.92%
	10.	Even Construtora e
		Incorporadora SA	1.83%

	*

Portfolio holdings and sector distributions are as of 04/30/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Emerging Markets Real Estate Fund

Commentary

Dear Investor:

We are pleased to present the semi-annual report for the Alpine Emerging Markets Real Estate Fund. The closing NAV on April 30, 2011 was $18.05 per share, representing a total return of 1.42% for the sixth-month period. Over the same time period the Fund’s benchmark index, the FTSE EPRA/NAREIT Emerging Index returned -7.78% adjusted in U.S. dollar terms. This compares with the broad market MSCI Emerging Market Index finished with a total return of 9.68% and the S&P Developed Ex-U.S. Property Total Return Index rose 8.42%. Since inception on November 3, 2008 through April 30, 2011, the Fund has produced a cumulative total return1 of 113.36% (35.57% return on an annualized basis).

The MSCI Emerging Market Index has largely been range-bound during the semi annual period, save for a brief rebound that saw it hit a high of 1206.49 on 2 May 2011, but still lagging almost 10% below the high reached in October 2007. In our view, the recent period of weak relative returns for emerging markets (“EM”) equities was driven less by the unprecedented geopolitical risks/external shocks which are still unraveling, and more by consensus fears of EM economies overheating. We have seen recent evidence of a shift in asset allocation preferences with a slow reversal trend in fund flows back into the emerging markets – with approximately $15.3bn cumulative inflows over the past 7 weeks. There still remains ample room for catch up as net cumulative inflows currently stand at -$12bn year to date 2011 versus the $95.8bn of inflows in 2010, according to data compiled by EPFR Global. We expect this gap to close over the next 6-12 months as market fears over broadening EM inflation dissipate.

PORTFOLIO ALLOCATION

During the six-month period under review we continued to manage the Fund consistent with the long-term thematic view underpinning Alpine’s macro-economic differentiation thesis. Since inception, our investment approach has provided flexibility to manage geopolitical risk, shifts in government policies and turbulent economic conditions. Accordingly, portfolio allocations shifted most prominently towards increasing exposure to Asia to 41.6%, up from 32.2% at fiscal year end. Investments in the Americas came down slightly to

31.6% versus 34.3% a year ago in reaction to higher interest rates largely driven by inflationary pressures in Brazil. Central and Eastern Europe (CEE) and Russia exposure increased to 12.4% from 11.9% as economic conditions in the region continued to improve; while the Middle East and Northern Africa (MENA) fell to 2.3% of the portfolio, down from 5.6% as we exited some positions in Egypt that we considered particularly vulnerable to the potential new government land policies. In addition to tactical adjustments across the portfolio, we maintained a cash buffer in advance of expected rights issues and secondary offerings reflecting the overall cautiously opportunistic approach adopted at the Fund’s inception.

The Fund’s largest country allocation remains in Brazil with a weighting of 29.0%. This stance reflects our thematic view that Brazil’s long-term macro-economic outlook, the country’s growing consumer class, and the supply/demand imbalances in the real estate sector should bolster equity returns. Macroeconomic concerns over inflation and rising rates weighed on overall stock performance and the impact of inflating labor costs on margins drove the homebuilding sector to low relative and absolute valuations. It is our view that most of the margin issues that negatively affected the residential developers in 2010 are transitory. As it stands, the developers can only meet a fraction of housing demand (current housing deficit of 5.2 million units) driven by strong demographic trends, expanding credit availability and supportive government programs. Brazil is in a mortgage growth cycle, but credit extended to buyers still only accounts for 4.0% of GDP. In 2010, banks issued R$83bn in mortgages, and that figure is expected to grow to R$108bn this year (a 30% increase).

The Fund’s second largest portfolio exposure is a 12.2% position in China. Though it was slow getting there, the government has recently made the fight against inflation and its impact on social stability a top priority. In October, 2010 the People’s Bank of China (PBOC) began a tightening cycle for the first time since 2007, raising rates 4 times from 5.31% to its present level of 6.31%. China’s reserve ratio has been raised nine times, from 15% to a record high of 20.5%. The government has also begun in earnest to clamp down on loan growth. Renminbi bank lending through April 2011 fell to Rmb 2.98tn versus Rmb3.37tn a year ago (a change of 11.6%). In total these policies have served to put the brakes on the massive amounts of monetary stimulus

[1]	The performance assumes the re-investment of dividends.

Alpine Emerging Markets Real Estate Fund

that guided China through the global recession. Given that this is a political transition year in China, we do not expect the government to err on the side of over-tightening and risk a hard landing. In our view this environment could ultimately prove favorable for real estate equities.

While we still do not see convincing evidence of systemic economic misalignments in the pan-China property sector, we cannot ignore the fact that the policy overhang has effectively capped returns of the Chinese residential developer stocks to date. Over the past year the residential property market has absorbed the brunt of government policies, hitting the private developers particularly hard as they are virtually priced out of access to on-shore capital. Going forward, government policies will likely remain focused on the roll out of public housing initiatives, to eradicate speculative demand and cool volume and price increases. This should serve to reign in overall supply and provide M&A opportunities for well-capitalized public players. Our investment approach focuses on companies that in our view can execute on counter-cyclical expansion in the midst of credit tightening, such as China Overseas Land and the commercial developer SOHO China; as well as builders with rapid asset turns targeting tertiary cities, such as China Overseas Grand Oceans, Evergrande and Powerlong. Over the medium-to long-term, growth in China’s real estate sector should continue its steady upward momentum, driven by the underlying forces of urbanization, rising incomes leading to increased affordability in tier two and three markets, and the demand for real estate as an alternative investment vehicle. It is our view that sector valuations of the Fund’s holdings in China are undemanding and do not reflect the long term strength of the market.

A continuing trend in the Fund’s portfolio construction is the increased exposure to some of the countries that comprise the Association of Southeast Asian Nations (ASEAN), specifically Thailand, Indonesia, the Philippines, Malaysia and Vietnam. Portfolio allocation to Thailand currently stands at 9.0% versus 6.9% at year end. The domestic growth outlook for the Thai economy remains solid and with the dissolution of parliament and the announcement of general elections the political landscape appears favorable. A positive outcome for the government in the election would give true legitimacy to the existing government and certainly increase the prospects that years of protracted political impasse have ended. During the period we selectively increased our positions in the economy-class homebuilders Supalai and LPN Development which are well-positioned to take advantage of the first buyer mortgage subsidies the Thai government has enacted. We also established a position in Amata, which develops industrial estates for factories and manufacturing plants focusing primarily on the automotive and electronics sectors in Thailand and Vietnam. Japanese manufacturers currently make up 33% of Amata’s business and we expect this number to increase substantially. The Indonesian market represents 6.9% of the portfolio, up from 5.1% at year end. Economic growth of the country remains resilient: the unemployment rate is at a decade low, wages have been outpacing inflation by a wide margin and household debt levels are in check. During the period, we opportunistically expanded our positions in many of the existing township companies held in the portfolio as well as established a position in Lippo Karawaci. Not only is the company one of the largest property developers/operators in Indonesia, but is also one of the largest private-sector providers of medical services as well. A recent rights issue bolstered its balance sheet, which positions it well to execute its strategy and to take advantage of future growth opportunities.

A final market to note is Egypt. At the end of the period under review the Fund held a 2.3% position in three Egyptian companies. The past months bore witness to the extraordinary popular revolution that removed President Hosni Mubarak from power after 30 years. During the transition the Egyptian Stock Exchange was closed for 38 business days (Note: last day of trading was 1/27). Once it re-opened on 23 March, global investors were faced with a seismic political shift that has derailed the Egyptian economy and brought uncertainty ahead of democratic elections to be held in September. Egypt is the test case for what has been termed the “Arab Spring,” not only as it relates to upholding the pillars of social justice that the uprising was based upon, but just as importantly – how its interim government will face the threat of an economic crisis driven by the collapse in foreign investment and tourism as it continues to support the currency and to subsidize food and fuel. Perhaps of equal importance to the real estate companies is the announcement of a proposed law that would settle land purchases currently under dispute because of deals made between the Mubarak government and private sector companies. Passing such a law would go a long way toward restoring confidence in developers’ ability in retaining land ownership and to deliver contracted properties.

TOP TEN HOLDINGS PERFORMANCE REVIEW

In aggregate the top ten holdings in the portfolio during the period under review comprised a 24.49%

Alpine Emerging Markets Real Estate Fund

weighting and represented a total return of 7.32%. Our top ten holdings continue to reflect our view that Brazil currently offers the most attractive investable real estate market in the world. Six slots of the Fund’s top ten are held by Brazilian companies.

PDG Realty remains the top portfolio holding, at 4.48%. It negatively contributed to the Fund’s return based on a total return of -2.56%. Macroeconomic concerns over inflation and rising rates weighed on overall stock performance in Brazil and the impact of inflating labor costs on margins combined with questions concerning execution capacity and eroding profitability drove the homebuilding sector to low relative and absolute valuations during the period under review. It is our view that PDG’s margin issues are transitory as project launches inherited from its acquisition of Agre should drive strong margin outperformance in the future. Finally, we expect the company to achieve strong cash generation beginning in 2012, which should drive premium performance in the shares.

Emlak Konut, a Turkish REIC focused on the homebuilding sector, is a new position in the fund and its first in Turkey. It is currently the second largest holding, at 2.61% of the portfolio, and contributed over 1% of the Fund’s return based on a USD adjusted total return of 62.12%. Turkey’s macro dynamics include strong economic growth, positive demographics and a large residential supply/demand imbalance. Accordingly, despite rising mortgage rates, there is significant demand for residential projects due primarily to expected population growth of 1.3% per annum and significant upgrader demand. The nascent mortgage market represents 5.6% of GDP and mortgage loans stand at TRY67.5bn ($42.5b USD) as of 5 May 2011, implying a 35.7% increase over the past year. Emlak employs a unique business model that gives it myriad competitive advantages over the self-development model employed by other REICs. The company is a spin off of the state-owned mass housing builder TOKI (who still owns 75% of the company), which provides Emlak with privileged access and terms for land acquisition. Emlak maximizes its returns from the landbank by employing a revenue sharing model for development of units that effectively limits financing and development risk for builders while securing a base level of revenues guaranteed by the contractor.

Alam Sutera, is an Indonesian developer best known for its Serpong estate in West Jakarta. The ongoing projects in Serpong are seeing strong demand as they offer some of the best access to the Jakarta CBD (central business district). Going forward, we expect this access to improve as other toll road projects come on line in 2012 and beyond. Its recently acquired landbank in Pasar Kemis will cement the company’s solid presence in the Tangerang area, where demand is expected to be strong from buyers seeking affordable housing on the outskirts of Jakarta. The company is currently the fourth largest holding, at 2.43% of the portfolio and contributed positively to the Fund’s return based on a USD adjusted total return of 8.73%. Direcional Engenharia is one of the largest developers in Brazil and the only listed homebuilder that is significantly active in the lowest income range (0-3 minimum wages). Its unique exposure to this segment, its stronger growth prospects relative to peers, and lower execution risk given its vertically integrated business model make this an attractive component of the portfolio. It is currently the fifth largest holding, at 2.31% of the portfolio and contributed negatively to the Fund’s return based on a USD adjusted total return of -14.03%. Direcional’s shares are not as actively traded as peers and concerns over inflation and rising rates weighed on overall stock performance over the period. Management decided to increase liquidity in its shares by doing a secondary offering, which came at a discount, further impacting the shares in the short term.

BHG SA - Brazil Hospitality Group is the largest publicly-listed hotel group in Brazil; it is embarking on a development strategy that we believe will position it to take advantage of supply/demand imbalances, the increasing momentum in business travel, as well as the upcoming 2014 FIFA World Cup and 2016 Olympiad. The company contributed positively to the Fund’s performance based on a USD adjusted total return of 9.75%. BR Malls is the largest shopping mall developer/operator in Brazil and has been a core holding in the Fund since inception. The company is the Fund’s sixth largest holding at 2.25%. The shares contributed positively to the Fund’s performance based on a USD adjusted total return of 2.23%. In our view BR Malls is ideally positioned to lead the growth and consolidation of the industry.

Supalai, a Thai homebuilder and commercial developer is the Fund’s seventh largest holding at 2.13%. The shares contributed positively to the Fund on a total return of 9.82%. Growth in the Thailand residential market has been solid, driven by pent-up demand supported by the solid domestic economy, rising consumer confidence, supportive bank lending, and expansion of mass transit routes. Supalai’s key strength has been its execution capabilities across diversified product offerings, consistently generating high margins and returns on equity. Quite recently, the Government Housing Bank announced that it will launch a package

Alpine Emerging Markets Real Estate Fund

with a 0% interest rate for the first two years for first time homebuyers who purchase properties that cost below Bt3 million each (approximately $100,000). With most of its products being within this price range, Supalai should see significant benefits from the program.

Brasil Brokers is the Fund’s eighth largest holding at 1.94%. The shares recognized a total return of 1.57%. Brasil Brokers is the largest brokerage in the country (the investable brokerage market in Brazil is a duopoly held by Brasil Brokers and Lopes) with a strong track record in both the primary and secondary residential markets. We expect its leading position in the secondary market to be bolstered further by accretive acquisitions and integration into the BR Brokers network and its recent mortgage sourcing deal with HSBC. Robinsons Land is a diversified property company, the second largest mall owner/operator in the Philippines, and also one of the leading developers of BPO (business process outsourcing) office space. The company is the Fund’s ninth largest holding at 1.92% and saw a total return of -9.74%. The underperformance over the period was largely due to the company’s recently concluded one-for-two rights issue, which raised PhP13.6bn in new equity. The healthy balance sheet will be put to work as Robinsons steps up its landbanking efforts, allowing it to execute its aggressive development pipeline and to capitalize on the favorable outlook of the overall property sector. Fundamentals of its leasing operations and its relative valuation remain quite attractive, and it stands to be one of the biggest beneficiaries of the REIT legislation once enacted.

Rounding out the top ten holdings is Even Construtora, a seasoned residential developer focused on middle and upper-middle income customers in Sao Paulo. The company represents 1.83% of the Fund’s portfolio and saw a total return of 5.21% for the period. Even’s fully-integrated business model offers a low-risk growth profile and consistent margin performance. Its focus on the middle-income segment targets a large pocket of demand as well as offering a limited hedge against rising inflation, as that demand is more inelastic.

Egyptian property developers, deserve special comment in light of their significant underperformance due to the unprecedented events that saw the Mubarak government step down. Uncertainties regarding cancellation rates of existing home sales have also resulted from questions regarding the legal status of selective land parcels. Sixth of October (-39.86%) a property developer in Cairo did not perform well over the period; however, due to its diversified portfolio, strong net cash position and limited land liabilities it is positioned to lead the recovery in the sector as the market normalizes post the elections and in to 2012. Talaat Moustafa Group (TMG) (-55.0%), is a residential and hotel developer based in Cairo, primarily developing large township projects east of Cairo. Affordable housing has to be a significant part of the solution to easing the socio-political tensions in the country. We believe that TMG will be one of the primary benefactors of this long-term transition.

LOOKING AHEAD

Turbulent as the unprecedented series of shocks have been, the markets have absorbed the impact and a cautious optimism over the direction of the global recovery remains intact. Volatility will be an enduring concern and further vulnerabilities will undoubtedly seize investors’ attention. However, at this time, the managers’ focus remains on the long-term trend. Our strategic view of the emerging market outlook is overwhelmingly constructive with respect to both growth and the markets. The emerging countries, currently much more so than their developed peers, are equipped to buffet storms with sustainable fiscal positions and strong consumption trends. We do not see any convincing arguments leading us to stray materially from our general thesis that the key emerging economies are expected to continue to be a strong source of global demand, exhibit market resilience, and realign with their long-term growth trends in spite of a catalogue of external shocks which threaten to derail the global recovery.

The major countries that the Fund is currently targeting – Brazil, China, Indonesia and Thailand – share similar long-term macroeconomic characteristics and demographic trends that should bode well for significant and sustained growth in the future as developing countries begin to represent an increasingly larger share of the global equities pie. Indeed, Goldman Sachs Asset Management recently issued a report on capital flows stating “developed market institutional asset managers currently hold approximately 6% of their total equity portfolio in EM equities…. This compares to a 13% weight in the MSCI All Country Index and an EM share of 35% of global GDP today. This imbalance is destined to change. As Growth and EM capital markets become broader, more liquid and a better reflection of the companies driving their growth stories, the share of these countries’ assets in global investment portfolios…. could hit 18% by 2030, which would imply net equity purchases of $4 trillion.”

We are positioning the portfolio to take advantage of the expanding array of opportunities and challenges

Alpine Emerging Markets Real Estate Fund

outlined above. We look forward to reporting to you on the Fund’s portfolio and our continued progress in the Fund’s annual report to shareholders. Thank you for your support.

Sincerely,

Joel E.D. Wells
Samuel A. Lieber
Co-Portfolio Managers

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Emerging Market Securities Risk — The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity-Linked Security Risk — To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund’s restrictions on investments in foreign securities. In addition, the Funds bear the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Leverage Risk — The Fund may use leverage to purchase securities. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

Investment Company Risk — To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Alpine Emerging Markets Real Estate Fund

Micro Capitalization Company Risk — Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate-Linked Securities Market Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk — Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

Please refer to page 5 for other important disclosures and definitions.

Alpine Global Infrastructure Fund

Comparative Annualized Returns as of 4/30/11 (Unaudited)

	6 Months(1)	1 Year	Since Inception (11/3/2008)

Alpine Global Infrastructure Fund	14.50%	29.40%	31.96%

S&P Global Infrastructure Index	11.02%	19.38%	17.18%

Lipper Specialty/Miscellaneous Funds Average(2)	8.89%	17.11%	22.30%

Lipper Specialty/Miscellaneous Funds Ranking(2)	N/A (3)	5/70	2/41

Gross Expense Ratio: 3.05%(4)

Net Expense Ratio: 1.37%(4)

(1)	Not annualized.
(2)	The since inception data represents the period beginning 11/6/2008.
(3)	FINRA does not recognize rankings for less than one year.
(4)	As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The S&P Global Infrastructure Index is an unmanaged index that provides liquid and tradeable exposure to 75 companies from around the world that represents the listed infrastructure universe. The Lipper Specialty/Miscellaneous Funds Average is an average of funds that limit their investments to a specific industry (e.g. transportation, retailing, or paper, etc.) or ones that have not been classified into an existing investment classification. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The S&P Global Infrastructure Index and the Lipper Specialty/Miscellaneous Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Specialty/Miscellaneous Funds Average reflects fees charged by the underlying funds. The performance for the Global Infrastructure Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Global Infrastructure Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

	1.	Cia de Concessoes Rodoviarias	2.31%
	2.	Empresas ICA SAB de CV - ADR	2.25%
	3.	Vinci SA	2.20%
	4.	Ferrovial SA	2.15%
	5.	EcoRodovias Infraestrutura e Logistica SA	2.15%
	6.	Union Pacific Corp.	2.08%
	7.	Abertis Infraestructuras SA	2.03%
	8.	IESI-BFC, Ltd.	2.01%
	9.	Koninklijke Vopak NV	1.98%
	10.	El Paso Pipeline Partners LP	1.96%

	*

Portfolio holdings and sector distributions are as of 04/30/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Global Infrastructure Fund

Commentary

Dear Investor:

We are pleased to report the results for the Alpine Global Infrastructure Fund (“AIFRX”) for the six month period ending April 30, 2011. For this period, the Fund reported a 14.50% total return versus the S&P Global Infrastructure Index which had a total return of 11.02%, outperforming its benchmark index by 348 basis points. For the period 11/03/08 (inception date of the fund) through 04/30/11, the Fund reported a cumulative 99.51% total return1 versus the S&P Global Infrastructure Index which had a cumulative total return of 45.29%. AIFRX outperformed its benchmark index by 54.22% for this period.

We launched the Alpine Global Infrastructure Fund because we believe that there are special opportunities to benefit from global spending in infrastructure over the next several decades. The forces driving this spending are a combination of demographic trends, urbanization, rising standards of living, competitiveness concerns, and fiscal stimulus. Based upon third-party studies for projected global infrastructure spending, we have defined our infrastructure universe to include the following sub-sectors: transportation, telecommunications and information technology infrastructure, utilities, energy, water delivery and waste disposal systems. The majority of companies in which we invest develop, own and operate long-term assets. The Fund’s mandate has a secondary focus on companies which build or provide key components or systems for infrastructure. This multi-faceted sector approach allows the Fund to invest in defensive stocks when the economy begins to slow and in expansive early cyclical stocks as the economic cycle turns positive.

We believe there will be a multi-decade emphasis on infrastructure spending worldwide. According to a recent study by CIBC World Markets, there could be as much as $35 trillion spent on infrastructure over the next 20 years. The American Society of Civil Engineers (“ASCE”) estimates the U.S. government needs to spend $2.2 trillion over the next five years to upgrade and repair the current infrastructure. America’s infrastructure received a cumulative grade of D on the 2009 ASCE’s report card. According to a joint study of the Asian Development Bank and the Asian Development Bank Institute, “between 2010 and 2020, Asia needs to invest approximately $8 trillion in overall national infrastructure.” India has recently announced that they are setting up a 500 billion rupee ($11 billion USD) infrastructure debt fund to upgrade its ports and roads and to focus on power shortages. In 2009, according to an Ernst & Young India report, India spent 6.5 percent of its gross domestic product on infrastructure, while China spent 11 percent. The growth of infrastructure spending over the next several years will accelerate as populations across the world continue to grow. As the trend in urbanization continues, government entities will have to make up for a lack of infrastructure spending over the past several decades, as well as accommodate new development. The world’s population is growing at a rate of 1.1% per year. According to the United Nations report on “World Urbanization Prospects,” in 1950, 29% of the world’s population lived in urban areas. By 2007, the percentage had increased to 49%, and by 2030, it is expected that 60% of the world’s population will live in urban areas. In contrast, governments have underinvested in infrastructure over the last several decades and are now using the stimulus packages to jumpstart increased spending on infrastructure. In the 1960’s, the U.S. was spending about 3% of its Gross Domestic Product (GDP) on infrastructure. Now the U.S. spends only about 2% of its GDP on infrastructure; a decline of 33%. Governments understand that underspending on infrastructure may hurt their long-term prospects for economic growth and are now using the stimulus plans to begin a long period of reinvestment in infrastructure.

Even before the financial crisis began to wreak havoc on the budgets of governments and municipalities, the privatization of infrastructure assets began to take place. Now, even more so, there will likely be an accelerated effort to privatize these assets as public entities will not have the funds to maintain their current infrastructure assets nor to build new infrastructure assets to meet the needs of a growing population. Throughout the world, the owners of infrastructure are primarily government entities. However, over the last several decades, due to the large cost of building and maintaining these facilities, there has been a movement towards privatization of infrastructure assets. In Canada, Australia, the United Kingdom, and throughout Europe and Asia, roads, airports, and seaports have been privatized. These privatizations are usually through Public-Private Partnerships (PPPs), which refer to the contractual agreements formed between a public agency and a private sector entity that allow for greater private sector participation in the infrastructure assets.

The privatization of government assets in the United States is becoming a reality as states and municipalities

[1]	The performance assumes the re-investment of dividends.

Alpine Global Infrastructure Fund

engage in innovative ideas to fund new infrastructure and attempt to save money in maintaining their current infrastructure. In Texas, there are currently two highways under construction using the PPP model. Cintra, a subsidiary of Ferrovial, the Dallas Police and Fire Pension System, and Meridiam Infrastructure have formed a partnership to construct, maintain, manage and finance these roads under a 52-year concession. In Ohio, the governor has proposed the privatization of five prisons in order to save money in the current budget. A recent Businessweek article titled “The Governors’ Garage Sale” listed assets that may be potentially leased or sold to help close the budgets in several states. Some of these assets include; highways, bridges, prisons, liquor stores, and parking spaces. We believe this is only the beginning of the privatization process and there will be many opportunities to invest in infrastructure assets.

The following is a discussion of our top ten holdings by weight:

We strongly believe that the private sector must participate in building and maintaining infrastructure assets throughout the world. Hence, we own Companhai de Concessoes Rodoviarias (“CCR”), the largest owner of toll roads in Brazil. The combination of rapidly growing automobile ownership, higher inflation (which allows CCR to increase the tariffs), and reduced competition for new concessions in Brazil makes CCR a compelling investment, in our opinion. According to the World Bank only 6% of Brazilian roads are paved. We believe CCR is a good investment due to the required transportation infrastructure spending in Brazil. Brazil will be hosting the World Cup in 2014 and the Olympics in 2016 and will look toward the private sector to fund many of the capital projects such as new roads, subways, and a high speed rail system. CCR currently has proven to be a disciplined participant when bidding for new roads as demonstrated by its current portfolio of concessions which earns an 18% IRR (Internal Rate of Return). CCR has sufficient capital to bid on the new concessions as Brazil auctions additional roads, acquires roads in the secondary market, and bids on concessions for subways and airports. In October 2010, CCR completed an accretive acquisition of SPVias for $1.3 billion Brazilian Reals. For the period 10/31/10 - 04/30/11, the stock had a total return of 15.53%.

Ecorodovias Infraestrutura e Logistica (“Ecorodovias”) is a Brazilian company that owns highway concessions and is expanding its logistics activities, such as warehouses, distribution centers, and port terminals. Like CCR, Ecorodovias should have opportunities to grow from the privatization of infrastructure assets in Brazil. They have a strong balance sheet to bid on both new concessions and acquisitions in the secondary market. In the next two years, there will be twenty new projects to bid on. Ecorodovias has benefitted from traffic growth on their current portfolio of highways. Traffic grew 11.8% in the first quarter of 2011. In addition to the strong traffic on the highways, revenues are inflation protected by an annual inflation adjusted toll increase. We believe that the logistics business is a good opportunity for Ecorodovias to grow their earnings and is currently not being factored into the valuation of the company. Currently, Ecorodovias’s logistics business contributes less than 10% of their EBITDA. However, the company expects the logistics division to increase to 50% of it’s EBITDA by 2015. For the period 10/31/10 - 04/30/11, Ecorodovias had a total return of 19.40%.

Abertis Infraestructuras (“Abertis”) is a Spanish company that manages tollroads, telecommunications infrastructures, airports, car parks, and logistics parks. During 2010, CVC Capital Partners, a private equity investor, purchased 15.55% of Abertis. CVC has taken an active role in streamlining Abertis’s portfolio and cutting costs in order to achieve higher returns for all shareholders. In the first quarter of 2011, Abertis sold its stake of the Italian tollroad operator, Atlantia. Abertis also announced the spinoff of its car parks and logistics business. With the proceeds from the sale, we expect them to announce a special dividend during 2011. In addition, we expect them to sell their stake in Brisa, Eutelsat and their airports business. Abertis should have excess cash on hand to invest in infrastructure assets globally, pay down debt, and pay dividends. For the period 10/31/10 - 04/30/11, Abertis had a total return of 26.37%.

In keeping with the theme of owners, builders and operators of infrastructure assets, we also own Vinci. Vinci is a world-leading concession and construction company. It operates motorway concessions in France and car parks across Europe. When bidding for new infrastructure projects, Vinci leverages its expertise in construction with its ability to operate the concession. Vinci should be a beneficiary of a number of potential large infrastructure projects this year in which they are the preferred bidder, such as the A 7.2 billion Tours-Bordeaux high speed rail project. These projects are not currently in Vinci’s order book which was at 26.6 billion as of March 31, 2011. In addition, Vinci will likely bid on the French regional airports which are likely to be privatized. The resilience of the earnings over the past two years strengthens the investment case of Vinci’s

Alpine Global Infrastructure Fund

integrated infrastructure business model. This is due to an increase in tariffs which is linked to inflation. In the first quarter of 2011, traffic grew by 3.3%. This should provide operating leverage as the recovery continues. For the period 10/31/10 - 04/30/11 Vinci had a total return of 28.00%.

Empresas ICA (“ICA”), is an example of an owner, builder, and operator of infrastructure assets in an emerging economy. ICA operates both road concessions such as tunnels, highways, and bridges, and water distribution and treatment concessions. It also owns a 49.43% stake in Groupo Aeroportuatuario del Centro Norte, an operator of several Mexican airports. We believe that infrastructure is an important sector for the Mexican government and that Mexico will continue to spend money on infrastructure projects to stimulate its economy. ICA’s backlog increased 28% to 44.7 billion pesos as of March 31, 2011 compared to December 31, 2010. Some of the recent projects that ICA have won include: the construction contract for the elevated toll road section of the Periferico Sur expressway in Mexico City and a contract to build a wastewater interceptor tunnel in Mexico city. In addition, ICA has 19 concessions; 9 are currently operating and the additional 10 are under construction. For the period 10/31/10 - 04/30/11, the ICA underperformed with a total return of -5.83%. We believe the stock will rebound due to the combination of improving margins, a strong order backlog and a potential of further project wins.

One of our favorite infrastructure assets is the 407 Express Toll Route (“ETR”). The 407 ETR is a toll road in Canada that is 43% owned by Ferrovial, which merged with Cintra in 2009. The tolls for the road are based on user elasticity rather than an increase of tolls with inflation. In addition, the concession does not expire until 2098. Ferrovial began as a construction company, but has diversified its business to focus on infrastructure concessions. It now owns several other toll roads and airports through its investment in BAA. Ferrovial is now in the process of selling 10% of their stake in BAA; they would then have a 46% ownership stake. A completed sale of the 10% stake may be a catalyst for the stock as investors will have a quantifiable value for the remaining stake of BAA. We believe that Ferrovial represents a stock that has good long-term potential as it owns valuable assets with strong cash flow and improving traffic. For the period 10/31/10 - 04/30/11, the Ferrovial had a total return of 21.99%.

Another part of our strategy is to find infrastructure companies worldwide that have resilient cash flows and monopolistic characteristics. Vopak is the world’s largest independent bulk liquid storage company serving the oil and chemical industries. As of December 31, 2010, the contracts with a duration exceeding one year were 81% of Vopak’s revenues. Vopak has indexation clauses in its contracts which help to ensure revenue growth. It had an average occupancy rate of 92% during the first quarter of 2011. In addition, Vopak is adding capacity over the next several years which should further strengthen its global position. Vopak was an underperformer during the period 10/31/10 - 04/30/11, with a total return of -1.87%. There is weak demand for storage of biofuel products (approximately 7.5-10% of Earnings Before Interest and Tax (EBIT)) due to regulatory uncertainties. Over the long-term, Vopak could switch the usage of the biofuel tanks to other products if demand does not increase. We believe that the stock will rebound as capacity is added during the second half of 2011. In our opinion, this company is a good example of the unique attributes in infrastructure for which we are searching globally. Specifically, a global or regional platform leveraging scale with limited competition and contractual cash flows with inflation protection make this company very attractive.

In selecting stocks to purchase, we looked for pipeline companies that have existing stable fee-based revenue under long-term contracts, opportunities for growth, no major refinancing issues and little or no exposure to the prices of commodities. For example, we bought El Paso Pipeline Partners (“EPB”). It has consistent cash flows backed by 5 -10 year contract duration, FERC (Federal Energy Regulatory Commission) regulated tariffs, and opportunities for organic growth. Over 90% of its revenues are backed by “take-or pay” type contracts. In addition, we believe EPB’s general partner, El Paso Corporation, will sell additional assets to EPB, generating an additional growth driver. In March 2011, EPB acquired an additional 25% stake in Southern Natural Gas Company for $667 million, bringing its total ownership stake to 85%. We believe there are still more opportunities for “drop-downs” in the pipeline. For the period 10/31/10 - 04/30/11, the EPB had a total return of 12.69%.

Progressive Waste Solutions (“BIN”) is one of the largest solid waste management companies in North America. Solid waste management businesses provide essential services that are somewhat recession resistant. BIN’s strategy is to focus on regions with high population density markets and use a vertically integrated platform to achieve higher organic growth rates than their competitors. Urban markets tend to have faster population growth than rural markets. In addition, the management has a solid track record of making

Alpine Global Infrastructure Fund

complementary accretive acquisitions. We expect there to be several opportunities for accretive acquisitions over the next several years. For the six month period ending 04/30/2011, this stock had a total return of 8.99%.

As Warren Buffett said after Berkshire Hathaway announced acquisition of Burlington Northern Santa Fe, “it just moves goods so much more efficiently than can be done over the roads. So, over time I think that you’ll see more and more ton-miles moving on the railroads.” Our favorite railroad is Union Pacific (“UNP”), which had a total return of 19.94% for the period ending April 30, 2011. UNP operates in the western two-thirds of the United States. Its business mix includes energy, agricultural products, intermodal, industrial products, chemicals, and automotive. As volumes have recovered from the recession, UNP has achieved record operating margins. UNP has recently reiterated their long-term goal of continuously improving their operating ratio to a target of 65 - 67%. Approximately $750 million of UNP’s legacy contracts will be re-priced in 2011, the majority will be re-priced in the fourth quarter; this should provide a tailwind for future earnings growth. UNP is well positioned to grow earnings over the next several years due to productivity gains, a strong pricing environment, access to Powder River Basin coal, gains in market share from the trucks, expansion of the company’s network and access to Mexico. UNP is another example of a company that is able to control costs and achieve operating leverage as the economy recovers with a monopolistic position.

After the recent debt crisis, a number of companies have sought to recapitalize their balance sheets. As a result, during the past six months, there have been a large number of attractively priced secondary offerings in which the fund has participated. The fund has realized substantial short term capital gains in these secondary offerings, which has provided a significant contribution to the Fund’s total return during the period. We cannot predict how long, if at all, these opportunities will continue to exist, but to the extent we consider secondary offerings to be attractively priced and available, the fund may continue to participate in them.

We are pleased with the structure of our portfolio and the outperformance of the Fund versus the benchmark since inception as well as during the six-month period ending April 30th, 2011. We believe the Fund is positioned to take advantage of the anticipated increase in global infrastructure spending. We continue to demonstrate the flexibility of our investment approach as we were defensive from the inception of the Fund until March 2009 and we took a more aggressive approach beginning in April 2009. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects of the Fund in future communications.

Sincerely,

Joshua E. Duitz
Samuel A. Lieber
Co-Portfolio Managers

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Infrastructure-Related Investment Risk — Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs and the costs associated with environmental and other regulations.

Investment Company Risk — To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

Alpine Global Infrastructure Fund

Leverage Risk — The Fund may use leverage to purchase securities. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk — Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Please refer to page 5 for other important disclosures and definitions.

Alpine Global Consumer Growth Fund

Comparative Annualized Returns as of 4/30/11 (Unaudited)
	1 Month(1)	3 Months(1)	Since Inception (12/29/2010)(1)

Alpine Global Consumer Growth Fund	6.24%	8.32%	5.50%

MSCI All Country World Consumer Staples	6.16%	9.60%	6.77%

MSCI All Country World Consumer Discretionary	5.28%	7.04%	7.15%

Lipper Consumer Goods Funds Average(2)	5.39%	9.98%	25.25%

Gross Expense Ratio: 2.73%(3)

Net Expense Ratio: 1.35%(3)

(1) Not annualized.
(2) The since inception data represents the period beginning 12/31/2010.
(3) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The MSCI ACWI Consumer Staples Index is a free float adjusted market capitalization weighted index designed to measure the combined equity market performance of the consumer staples sector of developed and emerging markets countries. Component securities include those of food and drug retailers, food producers, tobacco companies and household products manufacturers. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Belgium, Brazil, Canada, Chile, China, Colombia, Denmark, Finland, France, Germany, Greece, India, Indonesia, Ireland, Italy, Japan, Malaysia, Mexico, the Netherlands, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and the United States. The MSCI ACWI Consumer Discretionary Index is a free float adjusted market capitalization weighted index designed to measure the combined equity market performance of the consumer discretionary sector of developed and emerging markets countries. Component securities include those of manufacturers of automobiles and automotive components, consumer durables and apparel companies, consumer services companies, media producers and retailers. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Belgium, Brazil, Canada, Chile, China, Colombia, Denmark, Finland, France, Germany, Greece, India, Indonesia, Ireland, Italy, Japan, Malaysia, Mexico, the Netherlands, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and the United States. The Lipper Consumer Goods Funds Average is an average of funds that invest primarily in the equity securities of domestic and foreign companies engaged in manufacturing and distributing consumer goods such as food, beverages, tobacco, and nondurable household goods and personal products. The MSCI All Country World Consumer Staples Index, the MSCI All Country World Consumer Discretionary Index and the Lipper Consumer Goods Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Consumer Goods Funds Average reflects fees charged by the underlying funds. The performance for the Global Consumer Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Global Consumer Growth Fund

Portfolio Distributions* (Unaudited)
	Top 10 Holdings* (Unaudited)
	1.	Anheuser-Busch InBev NV-
		ADR	3.15%
	2.	Nestle SA	3.06%
	3.	PepsiCo, Inc.	2.43%
	4.	Kabel Deutschland Holding
		AG	2.20%
	5.	Comcast Corp.-Class A	2.16%
	6.	Yum! Brands, Inc.	2.01%
	7.	VF Corp.	1.89%
	8.	SES SA	1.85%
	9.	McDonald’s Corp.	1.84%
	10.	Apple, Inc.	1.80%

	*

Portfolio holdings and sector distributions are as of 04/30/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Global Consumer Growth Fund

Commentary

The Alpine Global Consumer Growth Fund launched on December 29, 2010. Over the first four months ending on April 29, 2011, the Fund provided a total return of 5.50%. The MSCI All Country World Consumer Staples and Consumer Discretionary Indices posted total returns of 6.77% and 7.15%, respectively. Our emerging market exposure contributed to the underperformance relative to the benchmarks during the period.

The Global Consumer Growth Fund seeks to invest in companies which have exposure to the rising purchasing power of the global consumer. The Fund aims to achieve diversification by investing primarily across consumer discretionary, consumer staples and technology sectors among both multi-national and local companies. In the developed world, we emphasis investment in consumer consumption trends, such as the rise in Internet spending and the usage of mobile devices, as well as in firms that have the ability to expand their brands domestically and abroad. Some examples that meet at least one of these criteria are: Yoox, an online retailer based in Italy; Apple, the maker of the iPhone and iPad among other consumer devices; and Abercrombie & Fitch, an increasingly global retailer. In emerging markets, the focus is on those businesses that stand to benefit from the demographic shifts that are taking place as disposable income levels rise over the next few years. As of April 29, 2011, the Fund held names such as Chinese online search company Baidu, CIA Hering (a Brazilian retailer), and Indofood CBP Sukses Makmur (a leading Indonesian food producer).

Portfolio Analysis

The top five contributors to the Fund’s performance since inception were Baidu (48.92% total return), Kabel Deutschland Holding (+34.53%), Mercado Libre (+30.50%), Comcast (+17.82%) and Yoox (+40.48%). Baidu is the largest search site in China. With the exit of Google in 2010, Baidu has captured market share over the past 12 months and we believe that they will continue to benefit from increased Internet usage in China as income levels rise. Kabel Deutschland is a German cable operator. After upgrading its network, the company has gained market share across its service offerings by providing a superior product than the incumbent. Mercado Libre, an online auction business in Latin America, benefits from the increased Internet penetration throughout the region. Comcast, the leading US cable operator, posted strong numbers in its cable operations, while the recent NBC Universal deal has positioned the combined company well in the content space. Finally, Yoox, an Italian online retailer, posted strong growth driven by the expansion of its existing operations and the introduction of new business via opening new customer sites and entering new geographic regions.

Pandora A/S (-25.95%), Target (-17.77%), Daphne international Holdings (-22.57%), Li & Fung (-18.84%) and X5 Retail Group (-23.37%) were the bottom five contributors to the Fund’s performance through April 29, 2011. Pandora, a global jewelry manufacturer, posted disappointing results for the fourth quarter of 2010 resulting in the pullback in the shares. We continue to find the company’s growth prospects attractive and added to our position on the pullback. Thus far, discount retailer Target’s efforts to generate traffic growth through its Red card and P-Fresh initiatives have yet to bear fruit. As such, the shares have trailed the market over the first four months of the calendar year. We continue to look for signs of improvement and believe that the modest valuation reflects the company’s recent performance. Daphne is a footwear retailer in China. The company’s results have slowed a bit recently as the overall Chinese consumer sector has pulled back to begin the year. We find the company’s market position and the valuation of the shares attractive at current levels. Shares of Asian logistics provider Li & Fung have pulled back with the local consumer sector as well as due to fears about slowing spending in the developed world (Li & Fung provides the sourcing for many global customers, including Walmart). We continue to like the long term investment case for the company and would likely look to add on further weakness. Finally, Russian retailer X5 has pulled back on concerns about growing competition and little improvement in spending from the Russian consumer. However, we find the valuation of the shares attractive and believe that the long term Russian consumer consumption story remains intact.

Portfolio Construction

Since inception, we have diligently positioned the portfolio according to our investment thesis. Our top holdings include a variety of multi-national names, like Nestle, Pepsi and Yum! Brands. Meanwhile, we have ample direct exposure to emerging markets with 10.6% of the Fund in China and 11.6% in Brazil. The Fund’s overall emerging market exposure as of April 29, 2011 was 28.1%. Despite the near term macro economic concerns in several emerging economies, we continue to believe in the long-term growth trajectory of the developing market consumer as their income levels rise. We will likely use further weakness to add to our exposure.

Alpine Global Consumer Growth Fund

The US represented 35.5% of the portfolio as of April 29, 2011. The Fund is invested in a wide variety of consumer industries such as media and cable (CBS, Comcast), global retail (Abercrombie, Guess?), global footwear and apparel (VF Corporation, Nike), leisure (Carnival Corp., Hasbro) and technology (Apple, Google). The Fund also holds a few smaller US oriented growth retailers, Lumber Liquidators and Rue21. Lumber Liquidators operates over 240 locations throughout the US and Canada offering flooring of all types. The company plans to increase its retailing space by 20% in 2011. Rue21 is a value-oriented fast-fashion retailer with almost 700 locations throughout the US, mainly in smaller towns and cities. Rue is growing its store base around 15% annually. We believe that both companies offer strong growth potential for years to come.

With concerns over the macro environment in Western Europe, the Fund has limited its exposure to the region to 26.0% of the portfolio. The focus has mainly been on names that are not completely reliant on Western Europe for growth, such as Nestle, Unilever and Swatch. Europe represented 20%, 27% and 39% of 2010 sales for each name respectively. AWCGX is also exposed to the global auto market through Bayerische Motoren Werke AG (BMW) and Renault SA. Two of our smaller holdings in the region are Pandora and Yoox. Pandora is a jewelry manufacturer that has grown rapidly with sales throughout the world. Yoox operates a number of multi-brand and mono-brand websites that offer luxury goods within Europe but the company has rapidly expanded its reach globally.

The Fund’s 28.1% emerging market exposure is concentrated in China and Brazil. The diversified holdings include: apparel retailers CIA Hering and Marisa Lojas; department store operators Springland and Golden Eagle; food retailers Cia Brasileira de Distribuicao Grupo Pao de Acucar and Lianhua Supermarket Holdings; as well as food producer Want Want China Holdings. The Fund also holds Indonesian food producer Indofood and food retailers X5 Retail Group (Russia) and Grupo Comercial Chedraui SA de CV (Mexico). We expect our emerging market exposure could grow over time as the consumers in these regions become an increasingly important percentage of global consumption.

Outlook

The macro economic picture for the consumer in the back half of 2011 is mixed. In the US, rising input costs appear set to squeeze margins for most consumer goods. Meanwhile, a slow but steadily improving job market and the tax cut enacted at the start of the year are helping to offset the impact of higher gasoline prices. Retailers are testing select price increases, while consumer products companies and food manufactures are also looking to pass through cost increases. Thus far, there has been a limited impact on volumes. However, this bears monitoring as we move through the summer driving season and into the back half of the calendar year.

Outside of the US, we expect the subdued consumer spending environment in Western European to continue as governments enact austerity measures to reduce fiscal deficits. There are pockets of strength, such as Germany, but overall consumer spending growth is expected to remain modest for the next few quarters. As such, we continue to focus on consumer names with exposure outside of the region. Meanwhile, in emerging markets, the consumer growth trajectory remains on track. And we appear to be near the end of a tightening cycle that has had a short term impact on the performance of consumer names in many of these markets. This should bode well for emerging market performance over the next several quarters.

Looking further ahead, we have already begun to see some relief in commodity prices in the markets in recent weeks. Should this trend continue, most of our companies should benefit from reduced costs as we enter 2012. While some of the improvement will likely be passed onto the consumer, most likely in the form of discounts rather than price reductions, we believe that this should result in improving margins for the group as we look out 12-18 months. We would expect the market to begin to discount these gains in the coming months.

In closing, we are excited about the opportunities for the Global Consumer Growth Fund. We believe that the prospects for the long term global consumer story are attractive. Despite some near term headwinds, rising income levels and changing consumer consumption patterns across the globe should provide ample investment opportunities.

Sincerely,

Bryan Keane
Samuel A. Leiber
Co-Portfolio Managers

Alpine Global Consumer Growth Fund

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Emerging Market Securities Risk — The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Sector Risk — Significant problems may affect a particular sector, and returns from that sector may be lower than returns from the overall stock market. Events that affect the consumer products/services sector will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests a substantial amount of its assets in the consumer product/services sector, the Fund’s performance largely depends on the general condition of that sector. The consumer product/services sector could be adversely affected by overall economic conditions, interest rates, competition, consumer confidence, disposable income, changes in demographics and consumer tastes, and legislative or regulatory changes. The prices of the securities of those issuers also may fluctuate widely in response to such events.

Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Please refer to page 5 for other important disclosures and definitions.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—102.6%
Asia—25.1%
China—4.7%
6,177,873	C C Land Holdings, Ltd.	$2,378,476
2,200,768	Evergrande Real Estate Group, Ltd.	1,569,903
10,528,960	Franshion Properties China, Ltd.	3,280,873
5,856,162	KWG Property Holding, Ltd.	4,252,857
286,110	New World China Land, Ltd.	102,416
4,286,926	Shui On Construction and Materials, Ltd.	5,762,821
4,101,447	Soho China, Ltd.	3,538,348
298,237	Syswin, Inc.—ADR (a)	1,792,404
3,255,867	Yanlord Land Group, Ltd.	3,856,875

		26,534,973

Hong Kong—1.3%
1,615,000	Mandarin Oriental International, Ltd.	3,423,800
2,229,734	The Hongkong & Shanghai Hotels, Ltd.	3,927,605

		7,351,405

India—6.3%
1,000,000	DB Realty, Ltd. (a)	2,180,256
2,295,373	Hirco PLC (a)	2,218,971
483,339	Ishaan Real Estate PLC (a)	468,260
2,000,000	South Asian Real Estate PLC (a)(b)(c)(d)	17,572,080
7,240,153	Unitech Corporate Parks PLC (a)	2,902,461
1,491,800	Yatra Capital, Ltd. (a)(e)	10,164,067

		35,506,095

Indonesia—2.5%
316,462,031	PT Bakrieland Development TBK	5,321,174
57,796,865	PT Bumi Serpong Damai TBK	6,208,911
28,947,368	PT Lippo Karawaci TBK	2,636,496

		14,166,581

Japan—3.2%
50,900	Kenedix, Inc. (a)	9,211,761
128,000	Mitsui Fudosan Co., Ltd.	2,185,539
256,254	Sumitomo Realty & Development Co., Ltd.	5,247,339
28,905	Tachihi Enterprise Co., Ltd.	1,661,463

		18,306,102

Malaysia—0.5%
5,506,000	Aseana Properties, Ltd. (a)	2,890,650

Philippines—1.1%
27,854,933	SM Development Corp.	5,895,017

Singapore—2.8%
6,979,000	Banyan Tree Holdings, Ltd. (a)	5,387,978
3,000,000	CapitaMalls Asia, Ltd.	4,338,058
4,001,420	Global Logistic Properties, Ltd. (a)	6,309,171

		16,035,207

Thailand—2.7%
7,242,300	Central Pattana PCL (b)	7,157,382
19,134,325	Minor International PCL (b)	8,076,800

		15,234,182

	Total Asia (Cost $166,753,648)	141,920,212

Shares	Security Description	Value

Australia—1.1%
2,368,550	Charter Hall Group	$6,412,531

	Total Australia (Cost $4,226,981)	6,412,531

Europe—34.3%
Austria—0.8%
999,985	Immofinanz Immobilien Anlagen AG (a)	4,754,421

France—5.0%
273,136	Club Mediterranee SA (a)	6,365,680
226,928	Kaufman & Broad SA (a)	8,228,081
166,193	Nexity SA	9,033,954
54,577	Pierre & Vacances SA	4,868,796

		28,496,511

Germany—2.9%
546,359	DIC Asset AG	7,364,081
7,642,900	Sirius Real Estate, Ltd. (a)	3,947,949
14,610,263	Treveria PLC (a)	4,814,898

		16,126,928

Greece—0.0% *
173,403	Babis Vovos International Construction SA (a)	143,828

Norway—2.7%
1,981,700	BWG Homes ASA (a)	9,253,926
2,899,440	Norwegian Property ASA (a)	5,857,901

		15,111,827

Poland—1.2%
762,064	Globe Trade Centre SA (a)	5,942,187
3,265,000	Nanette Real Estate Group NV (d)	967,190

		6,909,377

Russia—3.2%
700,650	LSR Group—GDR (f)	6,551,078
835,805	Mirland Development Corp. PLC (a)	3,800,846
713,228	PIK Group—GDR (a)(d)(f)	3,066,880
1,724,911	RGI International, Ltd. (a)	4,571,014

		17,989,818

Sweden—2.9%
573,877	JM AB	16,383,054

Turkey—3.7%
10,577,522	Emlak Konut Gayrimenkul Yatirim Ortakligi	20,862,963

Ukraine—0.1%
1,180,000	KDD Group NV (a)	384,348

United Kingdom—11.8%
674,280	Development Securities PLC	2,449,667
900,339	Great Portland Estates PLC	6,332,843
140,291	Helical Bar PLC	611,614
3,781,515	LXB Retail Properties PLC (a)	7,011,263
970,847	Metric Property Investments PLC (a)	1,727,062
3,265,000	Nanette Real Estate Group NV (d)	967,190
9,645,181	Quintain Estates & Development PLC (a)	7,531,811
13,108,407	Regus PLC	24,566,891
606,537	Shaftesbury PLC	5,197,352
3,040,130	Songbird Estates PLC (a)	7,718,682
1,000,130	Unite Group PLC (a)	3,586,707

		66,733,892

	Total Europe (Cost $234,181,170)	193,896,967

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Middle East/Africa—0.9%
Egypt—0.9%
8,355,079	Talaat Moustafa Group (a)	$5,212,266

	Total Middle East/Africa (Cost $10,122,934)	5,212,266

North & South America—41.2%
Brazil—37.7%
718,077	Aliansce Shopping Centers SA	6,390,210
702,380	BHG SA—Brazil Hospitality Group (a)	10,152,632
90,758	BHG SA—Brazil Hospitality Group (a)	1,283,604
2,002,200	BR Malls Participacoes SA	21,075,789
449,560	BR Properties SA	5,400,892
774,200	Brasil Brokers Participacoes SA	4,256,821
426,800	Brookfield Incorporacoes SA	2,373,824
2,629,810	Cyrela Commercial Properties SA Empreendimentos e Participacoes	23,352,686
2,712,208	Direcional Engenharia SA	18,533,077
1,782,684	Even Construtora e Incorporadora SA (a)	9,801,816
934,132	General Shopping Brasil SA (a)	7,416,291
797,151	Iguatemi Empresa de Shopping Centers SA	20,521,622
869,406	Inpar SA (a)	1,646,853
2,273,500	JHSF Participacoes SA	6,185,215
200,000	LPS Brasil Consultoria de Imoveis SA (a)	5,415,713
1,197,600	MRV Engenharia e Participacoes SA	10,353,013
957,400	Multiplan Empreendimentos Imobiliarios SA	19,930,619
3,760,610	PDG Realty SA Empreendimentos e Participacoes	22,087,488
699,568	Rossi Residencial SA	6,559,006
475,394	Sao Carlos Empreendimentos e Participacoes SA	6,648,022
503,227	Tecnisa SA	3,947,255

		213,332,448

Canada—1.4%
366,500	Lakeview Hotel Real Estate Investment Trust (a)	198,521
133,000	Lakeview Hotel Real Estate Investment Trust (a)(f)	72,042
91,700	Mainstreet Equity Corp. (a)	1,713,530
300,000	Mainstreet Equity Corp. (a)(f)	5,605,876

		7,589,969

United States—2.1%
282,300	Sunrise Senior Living, Inc. (a)	2,930,274
519,696	Verde Realty Corp. (a)(b)(c)(d)	8,834,832

		11,765,106

	Total North & South America (Cost $164,422,502)	232,687,523

	Total Common Stocks (Cost $579,707,235)	580,129,499

Shares	Security Description	Value

Equity—Linked Structured Notes—1.9%
Asia—1.9%
India—1.9%
1,189,900	Housing Development & Infrastructure, Ltd.—Macquarie Bank, Ltd. (a)(d)	$4,317,978
180,695	Housing Development & Infrastructure, Ltd.—Merrill Lynch & Co., Inc. (a)(d)	655,717
1,190,000	Phoenix Mills, Ltd.—Merrill Lynch & Co., Inc. (a)(d)	5,610,211

		10,583,906

	Total Asia (Cost $10,837,487)	10,583,906

	Total Equity—Linked Structured Notes (Cost $10,837,487)	10,583,906

Investment Companies—1.1%
India—1.0%
8,327,900	Trinity Capital PLC	5,338,156

	Total India (Cost $14,721,942)	5,338,156

Turkey—0.1%
920,000	The Ottoman Fund, Ltd. (a)	653,107

	Total Turkey (Cost $1,507,548)	653,107

	Total Investment Companies (Cost $16,229,490)	5,991,263

Warrants—0.9%
Asia—0.9%
Malaysia—0.9%
12,201,600	SP Setia BHD (a)
	Expiration: January, 2013
	Exercise Price: MYR 4.480	5,066,836

Thailand—0.0% *
2,569,584	Minor International PCL (a)(d)
	Expiration: May, 2013
	Exercise Price: THB 13.000	246,198

	Total Asia (Cost $2,285,294)	5,313,034

	Total Warrants (Cost $2,285,294)	5,313,034

	Total Investments (Cost $609,059,506)—106.5% (g)	602,017,702
	Liabilities in Excess of Other Assets—(6.5)%	(36,625,309)

	TOTAL NET ASSETS 100.0%	$565,392,393

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Percentages are stated as a percent of net assets.

* Amount is less than 0.05%.

(a) Non-income producing security.

(b) Illiquid security.

(c) Private placement.

(d) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 7.3% of the Fund’s net assets.

(e) Affiliated issuer. See Note 6 in the Notes to Financial Statements.

(f)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.7% of the Fund’s net assets.

(g) Includes securities pledged as collateral for line of credit outstanding on April 30, 2011.

AB—Aktiebolag is the Swedish equivalent of the term corporation. ADR—American Depositary Receipt
AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AS—Aktieselskab is the Danish term for a stock-based corporation.
ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.
GDR—Global Depositary Receipt
MYR—Malaysian Ringgit
NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PCL—Public Company Limited
PLC—Public Limited Company
SA—Generally designates corporations in various countries, mostly those employing the civil law.
THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Real Estate Investment Trusts—90.8%
Apartments—12.4%
18,000	Associated Estates Realty Corp.	$299,520
10,125	AvalonBay Communities, Inc.	1,281,927
23,000	BRE Properties, Inc.	1,166,560
10,000	Camden Property Trust	627,500
59,900	Campus Crest Communities, Inc.	708,018
68,360	Equity Residential	4,082,459
24,065	Essex Property Trust, Inc.	3,260,326
45,200	Home Properties, Inc.	2,865,680
11,400	UDR, Inc.	295,146

		14,587,136

Diversified—8.7%
45,000	American Assets Trust, Inc.	993,600
118,700	Crombie Real Estate Investment Trust (b)	1,634,689
86,364	Verde Realty Corp. (a)(c)(d)(e)	1,468,188
63,017	Vornado Realty Trust	6,092,483

		10,188,960

Health Care—8.3%
78,772	HCP, Inc.	3,120,947
15,000	Health Care REIT, Inc.	806,550
98,047	Omega Healthcare Investors, Inc.	2,251,159
20,000	Senior Housing Properties Trust	474,400
56,212	Ventas, Inc.	3,143,937

		9,796,993

Lodging—4.2%
164,692	Chatham Lodging Trust	2,659,776
72,003	Chesapeake Lodging Trust	1,294,614
100,463	FelCor Lodging Trust, Inc. (a)	638,944
12,000	LaSalle Hotel Properties	337,680

		4,931,014

Mortgage & Finance—2.8%
79,232	Apollo Commercial Real Estate Finance, Inc.	1,294,651
100,000	Chimera Investment Corp.	405,000
40,400	Invesco Mortgage Capital, Inc.	918,696
30,000	Starwood Property Trust, Inc.	683,700

		3,302,047

Net Lease—3.8%
78,749	Entertainment Properties Trust	3,749,240
29,541	Getty Realty Corp.	750,637

		4,499,877

Office-Industrial Buildings—31.1%
51,528	Alexandria Real Estate Equities, Inc.	4,233,025
59,271	AMB Property Corp.	2,157,465
64,611	Boston Properties, Inc.	6,753,788
28,571	Coresite Realty Corp.	451,136
24,153	Corporate Office Properties Trust	850,427
54,600	Digital Realty Trust, Inc.	3,294,564
146,509	Douglas Emmett, Inc.	3,048,852
120,352	DuPont Fabros Technology, Inc.	2,943,810
11,786	Hudson Pacific Properties, Inc.	176,554
60,973	Kilroy Realty Corp.	2,557,208
33,208	Liberty Property Trust	1,167,925
44,008	Mack—Cali Realty Corp.	1,554,363
251,497	MPG Office Trust, Inc. (a)	837,485
79,179	ProLogis	1,289,826
50,551	SL Green Realty Corp.	4,171,974

Shares	Security Description	Value

Real Estate Investment Trusts—continued
Office-Industrial Buildings—continued
80,000	STAG Industrial, Inc. (a)	1,016,000

		36,504,402

Retail Centers—16.4%
206,911	CBL & Associates Properties, Inc.	3,842,337
70,208	Excel Trust, Inc.	835,475
13,100	Federal Realty Investment Trust	1,147,036
45,000	Kimco Realty Corp.	879,300
68,595	Simon Property Group, Inc.	7,856,872
26,206	Taubman Centers, Inc.	1,523,879
60,428	The Macerich Co.	3,191,807

		19,276,706

Storage—3.1%
31,065	Public Storage	3,644,235

	Total Real Estate Investment Trusts (Cost $72,885,224)	106,731,370

Common Stocks—2.3%
Lodging—1.3%
25,000	Starwood Hotels & Resorts Worldwide, Inc.	1,489,250

Office-Industrial Buildings—1.0%
61,600	Brookfield Properties Corp.	1,218,448

	Total Common Stocks (Cost $1,971,997)	2,707,698

Preferred Stocks—10.4%
Diversified—0.6%
17,400	Vornado Realty Trust— Series G, 6.625%	429,258
13,354	Vornado Realty Trust— Series I, 6.625%	329,443

		758,701

Lodging—1.3%
15,200	LaSalle Hotel Properties— Series D, 7.500%	375,288
14,800	LaSalle Hotel Properties— Series G, 7.250%	357,716
30,900	Sunstone Hotel Investors, Inc.— Series A, 8.000%	751,179

		1,484,183

Net Lease—3.1%
27,000	CapLease, Inc.—Series A, 8.125%	667,170
124,500	Entertainment Properties Trust— Series D, 7.375%	3,017,880

		3,685,050

Office-Industrial Buildings—2.9%
36,831	Kilroy Realty Corp.— Series F, 7.500%	917,092
28,750	Prime Group Realty Trust— Series B, 9.000%	143,750
33,128	PS Business Parks, Inc.— Series H, 7.000%	828,200
59,600	SL Green Realty Corp.— Series D, 7.875%	1,504,900

		3,393,942

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Preferred Stocks—continued
Retail Centers—2.1%
89,558	CBL & Associates Properties, Inc.—Series D, 7.375%	2,177,155
10,775	Cedar Shopping Centers, Inc.— Series A, 8.875%	273,577

		2,450,732

Storage—0.4%
16,940	Public Storage—Series D, 6.180%	417,571

	Total Preferred Stocks (Cost $8,609,414)	12,190,179

	Total Investments (Cost $83,466,635)—103.5% (f)	121,629,247
	Liabilities in Excess of Other Assets—(3.5)%	(4,059,547)

	TOTAL NET ASSETS 100.0%	$117,569,700

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 1.4% of the Fund’s net assets.

(c)	Illiquid security.

(d)	Private placement.

(e)	Security fair valued in accordance with procedures approved by the Board of Trustees. This security comprised 1.2% of the Fund’s net assets.

(f)	Includes securities pledged as collateral for line of credit outstanding on April 30, 2011.

REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—90.8%
Asia—22.6%
China—5.1%
415,705	C C Land Holdings, Ltd.	$160,046
60,000	E-House China Holdings, Ltd.-ADR	717,000
190,526	Evergrande Real Estate Group, Ltd.	135,911
1,000,000	Kaisa Group Holdings, Ltd. (a)	409,464
421,501	KWG Property Holding, Ltd.	306,102
129,862	New World China Land, Ltd.	46,485
1,537,500	SPG Land Holdings, Ltd.	688,943
76,718	Syswin, Inc.-ADR (a)	461,075
352,745	Yanlord Land Group, Ltd.	417,859

		3,342,885

Hong Kong—0.5%
100,000	Great Eagle Holdings, Ltd.	355,384

India—0.4%
620,000	Unitech Corporate Parks PLC (a)	248,548

Indonesia—4.9%
43,204,016	PT Bakrieland Development TBK	726,457
8,264,823	PT Bumi Serpong Damai TBK	887,860
20,000,000	PT Ciputra Development TBK (a)	910,789
6,875,000	PT Lippo Karawaci TBK	626,168

		3,151,274

Japan—3.5%
60,000	Hulic Co., Ltd.	499,291
5,600	Kenedix, Inc. (a)	1,013,475
12,296	Mitsubishi Estate Co., Ltd.	213,435
25,635	Sumitomo Realty & Development Co., Ltd.	524,930

		2,251,131

Philippines—1.8%
3,751,363	Robinsons Land Corp.	1,165,455

Singapore—0.9%
400,000	CapitaMalls Asia, Ltd.	578,408

Thailand—5.5%
300,000	Central Pattana PCL (b)	296,482
2,200,000	LPN Development PCL—NVDR	788,610
1,000,000	Minor International PCL (b)	422,110
1,500,000	Pruksa Real Estate PCL—NVDR (b)	1,025,126
1,400,000	Supalai PCL (b)	562,814
1,000,000	Ticon Industrial Connection PCL (b)	462,312

		3,557,454

	Total Asia (Cost $13,869,630)	14,650,539

Europe—11.4%
Austria—0.6%
81,242	Immofinanz Immobilien Anlagen AG (a)	386,265

		386,265

Germany—2.9%
40,250	DIC Asset AG	542,508
125,000	TAG Immobilien AG (a)	1,329,888

		1,872,396

Norway—0.7%
100,000	BWG Homes ASA (a)	466,969

Poland—1.3%
40,000	Atrium European Real Estate, Ltd.	273,716
72,364	Globe Trade Centre SA (a)	564,258

		837,974

Shares	Security Description	Value

Common Stocks—continued
Russia—1.4%
800,000	Raven Russia, Ltd.	$935,396

United Kingdom—4.5%
488,831	LXB Retail Properties PLC (a)	906,336
964,231	Quintain Estates & Development PLC (a)	752,957
341,253	Songbird Estates PLC (a)	866,418
100,014	Unite Group PLC (a)	358,674

		2,884,385

	Total Europe (Cost $5,964,597)	7,383,385

Middle East/Africa—1.3%
Egypt—1.3%
32,562	Six of October Development & Investment Co. (a)(b)	340,020
835,775	Talaat Moustafa Group (a)(b)	521,393

		861,413

	Total Middle East/Africa (Cost $1,398,145)	861,413

North & South America—55.5%
Brazil—22.7%
98,241	BHG SA—Brazil Hospitality Group (a)	1,416,534
100,000	BR Malls Participacoes SA	1,052,632
60,806	BR Properties SA	730,507
320,700	Brookfield Incorporacoes SA	1,783,705
15,000	Cyrela Commercial Properties SA Empreendimentos e Participacoes-ADR (c)	532,900
7,500	Cyrela Commercial Properties SA Empreendimentos e Participacoes-ADR	266,450
231,571	Direcional Engenharia SA	1,582,372
100,526	Even Construtora e Incorporadora SA (a)	552,727
72,140	Iguatemi Empresa de Shopping Centers SA	1,857,151
76,489	Inpar SA (a)	144,888
28,000	LPS Brasil Consultoria de Imoveis SA (a)	758,200
310,000	PDG Realty SA Empreendimentos e Participacoes	1,820,748
190,000	Rossi Residencial SA	1,781,401
54,181	Tecnisa SA	424,990

		14,705,205

United States—32.8%
40,000	Altisource Portfolio Solutions SA (a)	1,299,200
19,852	Apollo Commercial Real Estate Finance, Inc.	324,382
100,000	Beazer Homes USA, Inc. (a)	466,000
50,000	Brookdale Senior Living, Inc. (a)	1,362,000
40,491	Brookfield Properties Corp.	800,912
90,000	CB Richard Ellis Group, Inc.— Class A (a)	2,403,900
25,125	Chatham Lodging Trust	405,769
84,228	DiamondRock Hospitality Co.	1,014,105
28,571	DuPont Fabros Technology, Inc.	698,846
40,000	Excel Trust, Inc.	476,000
89,053	General Growth Properties, Inc.	1,487,185
4,910	Hudson Pacific Properties, Inc.	73,552

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
United States—continued
55,500	KB Home	655,455
50,000	Lennar Corp.—Class A	949,500
700	NVR, Inc. (a)	517,531
136,771	Ocwen Financial Corp. (a)	1,637,149
15,303	ProLogis	249,286
200,000	Pulte Group, Inc. (a)	1,626,000
40,000	Sunrise Senior Living, Inc. (a)	415,200
8,533	The Howard Hughes Corp. (a)	552,682
20,000	Toll Brothers, Inc. (a)	420,200
143,940	Verde Realty Corp. (a)(b)(d)(e)	2,446,980
10,440	Vornado Realty Trust	1,009,339

		21,291,173

	Total North & South America (Cost $26,872,070)	35,996,378

	Total Common Stocks (Cost $48,104,442)	58,891,715

Equity-Linked Structured Notes—4.7%
Asia—4.7%
China—0.5%
250,000	China Vanke Co., Ltd.—Class A- Citigroup Global Markets, Inc. (a)(d)	326,606

India—3.4%
250,000	Anant Raj Industries, Ltd.— Macquarie Bank, Ltd. (a)(d)	508,029
88,000	DB Realty, Ltd.—Macquarie Bank, Ltd. (a)(d)	191,862
30,000	DLF, Ltd.—Macquarie Bank, Ltd. (a)(d)	150,967
112,200	Housing Development & Infrastructure, Ltd.—Macquarie Bank, Ltd. (a)(d)	407,158

Shares	Security Description	Value

Equity-Linked Structured Notes—continued
India—continued
300,000	Peninsula Land, Ltd.— Macquarie Bank, Ltd. (a)(d)	391,835
90,000	Sobha Developers, Ltd.— Macquarie Bank, Ltd. (a)(d)	576,456

		2,226,307

Vietnam—0.8%
262,500	HAGL JSC-GDR— Macquarie Bank, Ltd. (a)(d)	537,773

	Total Asia (Cost $3,901,156)	3,090,686

	Total Equity—Linked Structured Notes (Cost $3,901,156)	3,090,686

Rights—0.0%*
Europe—0.0%*
Germany—0.0%*
125,000	TAG Immobilien AG Expiration: May, 2011 (a)	0

	Total Europe (Cost $0)	0

	Total Rights (Cost $0)	0

Warrants—0.0%*
Asia—0.0%*
Thailand—0.0%*
100,000	Minor International PCL Expiration: May 2013 Exercise Price: THB 13.00 (a)(d)	9,582

	Total Asia (Cost $0)	9,582

	Total Warrants (Cost $0)	9,582

	Total Investments (Cost $52,005,598)—95.5% (f)	61,991,983
	Other Assets in Excess of Liabilities—4.5%	2,887,398

	TOTAL NET ASSETS 100.0%	$64,879,381

Percentages are stated as a percent of net assets.

* Amount is less than 0.05%.

(a) Non—income producing security.

(b) Illiquid security.

(c) Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised less than 0.8% of the Fund’s net assets.

(d) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 8.6% of the Fund’s net assets.

(e) Private placement.

(f) Includes securities pledged as collateral for line of credit outstanding as of April 30, 2011.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

GDR—Global Depositary Receipt

NVDR—Non—Voting Depositary Receipts

PCL—Public Company Limited

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—87.9%
Asia—41.6%
China—12.2%
64,249	C C Land Holdings, Ltd.	$24,736
35,000	China Overseas Grand Oceans Group, Ltd. (a)	49,573
40,000	China Overseas Land & Investment, Ltd.	77,051
40,000	China Resources Land, Ltd.	68,708
40,000	Country Garden Holdings Co.	16,172
48,267	Evergrande Real Estate Group, Ltd.	34,431
123,040	Franshion Properties China, Ltd.	38,340
63,000	Hopefluent Group Holdings, Ltd.	37,883
150,000	Kaisa Group Holdings, Ltd. (a)	61,420
64,385	KWG Property Holding, Ltd.	46,758
4,011	New World China Land, Ltd.	1,436
200,000	Powerlong Real Estate Holdings, Ltd.	62,321
14,500	Shangri-La Asia, Ltd.	40,422
61,500	Soho China, Ltd.	53,056
82,000	SPG Land Holdings, Ltd.	36,744
1,537	Syswin, Inc.-ADR (a)	9,237
28,500	Yanlord Land Group, Ltd.	33,761

		692,049

Hong Kong—1.5%
10,000	Great Eagle Holdings, Ltd.	35,539
5,000	Mandarin Oriental International, Ltd.	10,600
21,282	Sino Land Co., Ltd.	37,542

		83,681

India—1.3%
5,000	Hirco PLC (a)	4,834
110,000	Unitech Corporate Parks PLC (a)	44,097
4,000	Yatra Capital, Ltd. (a)	27,253

		76,184

Indonesia—6.9%
4,000,000	PT Alam Sutera Realty TBK	137,786
2,756,945	PT Bakrieland Development TBK	46,357
749,659	PT Bumi Serpong Damai TBK	80,533
600,000	PT Ciputra Development TBK (a)	27,324
750,000	PT Lippo Karawaci TBK	68,309
200,000	PT Summarecon Agung TBK	29,425

		389,734

Israel—0.3%
650	Azrieli Group	19,074

Malaysia—2.6%
100,000	Aseana Properties, Ltd. (a)	52,500
35,000	IJM Land BHD	33,322
70,000	UEM Land Holdings BHD (a)	63,572

		149,394

Philippines—4.3%
800,000	Megaworld Corp.	43,541
349,136	Robinsons Land Corp. (a)	108,468
233,333	SM Development Corp.	49,381
150,000	SM Prime Holdings, Inc.	42,046

		243,436

Singapore—3.5%
48,000	Banyan Tree Holdings, Ltd. (a)	37,057
35,000	CapitaMalls Asia, Ltd.	50,611
55,000	Global Logistic Properties, Ltd. (a)	86,720
25,000	Mapletree Industrial Trust	22,058

		196,446

Shares	Security Description	Value

Common Stocks—continued
Thailand—9.0%
120,000	Amata Corp. PCL (b)	$63,518
60,000	Central Pattana PCL (b)	59,296
155,000	LPN Development PCL—NVDR	55,561
225,000	Minor International PCL (b)	94,975
80,000	Pruksa Real Estate PCL—NVDR (b)	54,673
300,000	Supalai PCL (b)	120,603
140,000	The Erawan Group PCL (a)(b)	12,007
100,000	Ticon Industrial Connection PCL (b)	46,231

		506,864

	Total Asia (Cost $1,914,731)	2,356,862

Europe—12.4%
Denmark—0.3%
4,000	TK Development (a)	18,510

Greece—0.4%
7,437	Babis Vovos International Construction SA (a)	6,169
10,000	J&P-Avax SA	16,144

		22,313

Poland—2.5%
11,636	Globe Trade Centre SA (a)	90,732
11,516	Warimpex Finanz und Beteiligungs AG (a)	47,240

		137,972

Russia—6.5%
10,000	Etalon Group, Ltd.-GDR (a)(c)(d)	70,000
10,000	LSR Group-GDR (c)	93,500
11,074	Mirland Development Corp. PLC (a)	50,360
7,364	PIK Group-GDR (a)(c)(d)	31,665
70,000	Raven Russia, Ltd.	81,847
16,000	RGI International, Ltd. (a)	42,400

		369,772

Turkey—2.6%
75,000	Emlak Konut Gayrimenkul Yatirim Ortakligi	147,929

Ukraine—0.1%
20,000	KDD Group NV (a)	6,514

	Total Europe (Cost $516,254)	703,010

Middle East/Africa—2.3%
Egypt—2.3%
900	Orascom Development Holding AG (a)	38,289
4,378	Six of October Development & Investment Co. (a)(b)	45,716
71,871	Talaat Moustafa Group (a)	44,837

		128,842

	Total Middle East/Africa (Cost $175,959)	128,842

North & South America—31.6%
Argentina—1.1%
2,000	IRSA Inversiones y Representaciones SA-ADR	25,340
3,100	TGLT SA-ADR (d)	36,171

		61,511

Brazil—29.0%
6,500	Aliansce Shopping Centers SA	57,844
10,162	BHG SA—Brazil Hospitality Group (a)	146,526
12,100	BR Malls Participacoes SA	127,368
4,083	BR Properties SA	49,052
20,000	Brasil Brokers Participacoes SA	109,967

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Brazil—continued
15,100	Brookfield Incorporacoes SA	83,985
3,991	Cyrela Commercial Properties SA Empreendimentos e Participacoes	35,440
19,124	Direcional Engenharia SA	130,678
18,895	Even Construtora e Incorporadora SA (a)	103,891
9,338	General Shopping Brasil SA (a)	74,137
1,000	Helbor Empreendimentos SA	13,158
3,236	Iguatemi Empresa de Shopping Centers SA	83,307
5,542	Inpar SA (a)	10,498
30,000	JHSF Participacoes SA	81,617
11,300	MRV Engenharia e Participacoes SA	97,686
3,000	Multiplan Empreendimentos Imobiliarios SA	62,452
43,254	PDG Realty SA Empreendimentos e Participacoes	254,047
9,677	Rossi Residencial SA	90,730
894	Sao Carlos Empreendimentos e Participacoes SA	12,502
2,247	Tecnisa SA	17,625

		1,642,510

Chile—1.5%
22,000	Parque Arauco SA	50,646
50,000	Socovesa SA	38,007

		88,653

	Total North & South America (Cost $1,258,968)	1,792,674

	Total Common Stocks (Cost $3,865,912)	4,981,388

Equity-Linked Structured Notes—5.2%
Asia—5.2%
India—3.8%
20,699	DB Realty, Ltd.—Macquarie Bank, Ltd. (a)(d)	45,129
3,667	DLF, Ltd.—Macquarie Bank, Ltd. (a)(d)	18,453
4,000	Housing Development & Infrastructure, Ltd.—Macquarie Bank, Ltd. (a)(d)	14,516
805	Housing Development & Infrastructure, Ltd.— Merrill Lynch & Co., Inc. (a)(d)	2,921

Shares	Security Description	Value

Equity-Linked Structured Notes—continued
India—continued
20,013	Kolte—Patil Developers, Ltd.— Merrill Lynch & Co. (a)(d)	20,368
20,000	Peninsula Land, Ltd.—Macquarie Bank, Ltd. (a)(d)	26,122
5,000	Phoenix Mills, Ltd.—Merrill Lynch & Co., Inc. (a)(d)	23,572
10,000	Sobha Developers, Ltd.—Macquarie Bank, Ltd. (a)(d)	64,051

		215,132

Vietnam—1.4%
37,500	HAGL JSC-GDR—Macquarie Bank, Ltd. (a)(d)	76,825

	Total Asia (Cost $369,020)	291,957

	Total Equity—Linked Structured Notes (Cost $369,020)	291,957

Investment Companies—0.3%
20,000	Vinaland, Ltd. (a)	18,325

	Total Investment Companies (Cost $9,389)	18,325

Warrants—0.9%
Asia—0.9%
Malaysia—0.9%
120,000	SP Setia BHD (a) Expiration: January, 2013 Exercise Price: MYR 4.480	49,831

Thailand—0.0% *
7,500	Minor International PCL (a)(d) Expiration: May, 2013 Exercise Price: THB 13.000	719

	Total Asia (Cost $11,422)	50,550

	Total Warrants (Cost $11,422)	50,550

Principal Amount

Short-Term Investments—7.9%
450,000	State Street Eurodollar Time Deposit, 0.01%	450,000

	Total Short-Term Investments (Cost $450,000)	450,000

	Total Investments (Cost $4,705,743)—102.2%	5,792,220
	Liabilities in Excess of Other Assets—(2.2)%	(126,671)

	TOTAL NET ASSETS 100.0%	$5,665,549

Percentages are stated as a percent of net assets.

* Amount is less than 0.05%.

(a) Non-income producing security.

(b) Illiquid security.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 3.4% of the Fund’s net assets.

(d) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 7.6% of the Fund’s net assets.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

BHD—Malaysian equivalent to incorporated.

GDR—Global Depositary Receipt

MYR—Malaysian Ringgit

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

NVDR—Non-Voting Depositary Receipts

PCL—Public Company Limited

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—92.2%
Asia—14.7%
China—6.9%
120,000	Anhui Expressway Co.—Class H	$100,434
10,000	China Mobile, Ltd.	92,065
290,000	China Water Affairs Group, Ltd.	109,783
235,000	Guangshen Railway Co., Ltd.	92,895
190,000	GZI Transport, Ltd.	105,199
400,000	Tianjin Port Development Holdings, Ltd.	92,709
16,890	ZTE Corp.	60,677

		653,762

Hong Kong—2.7%
87,000	China State Construction International Holdings, Ltd.	85,025
55,000	COSCO Pacific, Ltd.	113,594
40,000	NWS Holdings, Ltd.	58,819

		257,438

Indonesia—2.7%
235,000	Jasa Marga	90,553
3,350,000	PT Bakrieland Development TBK	56,329
95,000	Semen Gresik Persero	105,383

		252,265

Malaysia—0.4%
27,500	PLUS Expressways BHD	41,687

Philippines—2.0%
80,000	International Container Terminal Services, Inc.	91,661
220,000	Manila Water Co., Inc.	92,502

		184,163

		1,389,315

Europe—33.8%
Austria—1.3%
6,500	EVN AG	124,676

Finland—0.6%
1,500	Fortum OYJ	51,677

France—7.5%
1,000	Aeroports de Paris	95,830
1,700	EDF SA	71,573
2,200	GDF Suez	90,017
4,500	SES SA	118,173
3,800	Veolia Environnement SA	126,948
3,100	Vinci SA	207,080

		709,621

Germany—5.8%
5,700	Deutsche Telekom AG	94,683
6,086	Elster Group SE-ADR (a)	94,211
1,600	Fraport AG Frankfurt Airport Services Worldwide	128,043
2,000	Hamburger Hafen und Logistik AG	97,015
1,700	HeidelbergCement AG	130,002

		543,954

Italy—2.8%
6,600	Atlantia SpA	162,373
15,900	Snam Rete Gas SpA	98,911

		261,284

Shares	Security Description	Value

Common Stocks—continued
Netherlands—2.7%
4,500	Koninklijke KPN NV	71,418
3,900	Koninklijke Vopak NV	186,927

		258,345

Poland—1.2%
50,000	Tauron Polska Energia SA (a)	116,774

Spain—4.4%
8,100	Abertis Infraestructuras SA	191,897
4,400	Enagas SA	108,868
3,800	Telvent GIT SA (a)	117,002

		417,767

Sweden—1.2%
4,600	Tele2 AB-B Shares	115,486

United Kingdom—6.3%
16,000	Centrica PLC	85,762
14,700	Ferrovial SA	202,771
20,500	International Power PLC	113,205
10,000	National Grid PLC	102,559
30,000	Vodafone Group PLC	85,990

		590,287

		3,189,871

North & South America—43.7%
Brazil—10.4%
15,000	All America Latina Logistica SA	123,951
7,000	Cia de Concessoes Rodoviarias	218,027
1,600	Cia de Saneamento Basico do Estado de Sao Paulo-ADR	93,632
23,000	EcoRodovias Infraestrutura e Logistica SA	202,485
10,000	Mills Estruturas e Servicos de Engenharia SA	136,664
5,500	Santos Brasil Participacoes SA	105,406
6,000	Tegma Gestao Logistica SA	102,861

		983,026

Canada—2.6%
1,600	Canadian National Railway Co.	124,107
1,800	Enbridge, Inc.	117,001

		241,108

Chile—1.1%
38,000	E-CL SA	102,731

Colombia—1.0%
900	Millicom International Cellular SA	97,506

Mexico—3.6%
21,500	Empresas ICA SAB de CV-ADR (a)	212,205
59,000	OHL Mexico SAB de CV (a)	122,851

		335,056

United States—25.0%
2,600	American Tower Corp.—Class A (a)	136,006
4,000	American Water Works Co., Inc.	117,520
3,000	AT&T, Inc.	93,360
3,000	Avista Corp.	73,050
5,600	Calpine Corp. (a)	93,800
6,700	Cisco Systems, Inc.	117,652
5,000	Comcast Corp.—Class A	131,200
5,000	El Paso Pipeline Partners LP	185,200
17,000	EnergySolutions, Inc.	96,050
7,500	IESI—BFC, Ltd.	190,050
2,000	ITC Holdings Corp.	141,860

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
United States—continued
1,700	Itron, Inc. (a)	92,531
6,900	MasTec, Inc. (a)	156,492
3,100	Northeast Utilities	110,360
900	NuStar Energy LP	61,029
5,400	The Geo Group, Inc. (a)	144,072
4,000	Tutor Perini Corp.	106,640
1,900	Union Pacific Corp.	196,593
3,000	World Fuel Services Corp.	118,740

		2,362,205

		4,121,632

	Total Common Stocks (Cost $7,417,676)	8,700,818

Equity-Linked Structured Notes—1.7%
Asia—1.7%
India—1.7%
31,500	IVRCL Infrastructures & Projects, Ltd.—Macquarie Bank, Ltd. (a)(b)	56,282
80,000	NHPC, Ltd.—Macquarie Bank, Ltd. (a)(b)	46,771
23,500	Power Grid Corp. of India, Ltd.— Macquarie Bank, Ltd. (a)(b)	55,541

		158,594

		158,594

	Total Equity-Linked Structured Notes (Cost $190,246)	158,594

Shares	Security Description	Value

Rights—0.1%
Asia—0.1%
Hong Kong—0.1%
17,400	China State Construction International Holdings, Ltd. (a)	3,495

	Total Rights (Cost $0)	3,495

Principal Amount

Short-Term Investments—8.9%
842,000	State Street Eurodollar Time Deposit, 0.01%	842,000

	Total Short-Term Investments (Cost $842,000)	842,000

	Total Investments (Cost $8,449,922)—102.9%	9,704,907
	Liabilities in Excess of Other Assets—(2.9)%	(271,247)

	TOTAL NET ASSETS 100.0%	$9,433,660

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 1.7% of the Fund’s net assets.

AB—Aktiebolag is the Swedish equivalent of the term corporation.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

BHD—Malaysian equivalent to incorporated.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OYJ—Osakeyhtio is the Finnish equivalent of a limited company.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable. Is the Spanish equivalent to Variable Capital Company.

SE—SE Regulation. A European Company which can operate on a Europe—wide basis and be governed by Community law directly applicable in all Member States.

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Global Consumer Growth Fund

Schedule of Portfolio Investments
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—91.5%
Asia—13.8%
China—10.6%
200	Baidu, Inc.—ADR (a)	$29,704
26,000	Daphne International Holdings, Ltd.	20,790
16,000	Dongfeng Motor Group Co., Ltd.	24,928
8,000	Golden Eagle Retail Group, Ltd.	20,808
6,000	Lianhua Supermarket Holdings Co., Ltd.	24,413
200,000	REXLot Holdings, Ltd.	20,345
32,000	Springland International Holdings, Ltd. (a)	28,348
500	Tencent Holdings, Ltd.	14,293
22,000	Want Want China Holdings, Ltd.	19,744
34,000	XTEP International Holdings	23,466

		226,839

Hong Kong—1.0%
4,000	Li & Fung, Ltd.	20,499

Indonesia—1.2%
40,000	PT Indofood CBP Sukses Makmur TBK (a)	25,222

Philippines—1.0%
80,000	SM Prime Holdings, Inc.	22,425

		294,985

Australia—0.9%
Australia—0.9%
5,500	Myer Holdings, Ltd.	19,050

Europe—27.1%
Belgium—3.2%
1,050	Anheuser-Busch InBev NV-ADR	67,168

Denmark—1.2%
575	Pandora A/S	25,900

France—3.0%
400	Renault SA (a)	24,374
1,500	SES SA	39,391

		63,765

Germany—5.4%
450	Adidas AG	33,499
360	Bayerische Motoren Werke AG	33,950
750	Kabel Deutschland Holding AG (a)	46,873

		114,322

Italy—1.3%
1,550	Yoox SpA (a)	28,169

Netherlands—3.2%
600	Heineken NV	35,917
1,000	Unilever NV	32,911

		68,828

Russia—1.1%
650	X5 Retail Group NV-GDR (a)(b)(c)	22,913

Spain—0.6%
150	Inditex SA	13,450

Sweden—0.4%
250	Hennes & Mauritz AB—Class B	8,833

Switzerland—6.3%
250	Dufry Group (a)	32,688
1,050	Nestle SA	65,185
75	The Swatch Group AG	36,893

		134,766

Shares	Security Description	Value

Common Stocks—continued
United Kingdom—1.4%
26,000	Debenhams PLC (a)	29,575

		577,689

North & South America—49.7%
Brazil—11.6%
2,200	BR Malls Participacoes SA	23,158
500	Cia Brasileira de Distribuicao Grupo Pao de Acucar-ADR	22,730
1,500	Cia Hering	32,466
1,800	Estacio Participacoes SA	26,316
2,000	Hypermarcas SA (a)	26,824
1,600	Marisa Lojas SA	30,308
320	MercadoLibre, Inc.	29,248
1,500	Multiplus SA	30,797
900	Natura Cosmeticos SA	25,343

		247,190

Mexico—2.6%
9,000	Grupo Comercial Chedraui SA de CV	30,373
1,000	Grupo Televisa SA-ADR (a)	23,720

		54,093

United States—35.5%
400	Abercrombie & Fitch Co.—Class A	28,320
100	Amazon.com, Inc. (a)	19,650
110	Apple, Inc. (a)	38,305
600	Carnival Corp.	22,842
1,001	CBS Corp.—Class B	25,245
550	Coach, Inc.	32,896
300	Colgate-Palmolive Co.	25,305
1,750	Comcast Corp.—Class A	45,920
750	DG FastChannel, Inc. (a)	27,443
1,600	Ford Motor Co. (a)	24,752
60	Google, Inc.—Class A (a)	32,646
825	Guess?, Inc.	35,467
650	Hasbro, Inc.	30,446
800	Lumber Liquidators Holdings, Inc. (a)	20,760
500	McDonald’s Corp.	39,155
450	NIKE, Inc.—Class B	37,044
750	PepsiCo, Inc.	51,667
775	Rue21, Inc. (a)	23,343
550	Target Corp.	27,005
450	The Procter & Gamble Co.	29,205
400	VF Corp.	40,224
425	Visa, Inc.—Class A	33,201
800	Yum! Brands, Inc.	42,912
2,700	Zagg, Inc. (a)	23,976

		757,729

		1,059,012

	Total Common Stocks (Cost $1,841,396)	1,950,736

The accompanying notes are an integral part of these financial statements.

Alpine Global Consumer Growth Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Principal Amount	Security Description	Value

Short-Term Investments—7.5%
159,000	State Street Eurodollar Time Deposit, 0.01%	$159,000

	Total Short-Term Investments (Cost $159,000)	159,000

	Total Investments (Cost $2,000,396)—99.0%	2,109,736
	Other Assets in Excess of Liabilities—1.0%	20,888

	TOTAL NET ASSETS 100.0%	$2,130,624

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.1% of the Fund’s net assets.

(c) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 1.1% of the Fund’s net assets.

AB—Aktiebolag is the Swedish equivalent of the term corporation.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S—Aktieselskab is the Danish term for a stock-based corporation.

GDR—Global Depositary Receipt

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable. Is the Spanish equivalent to Variable Capital Company.

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2011 (Unaudited)

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

ASSETS:
Investments, at value (1)
Unaffiliated issuers	$591,853,635	$121,629,247	$61,991,983
Affiliated issuers	10,164,067	—	—
Cash denominated in foreign currencies (2)	2,632,265	—	153,494
Receivable from capital shares issued	436,469	363,271	2,461
Receivable from investment securities sold	23,896,341	2,074,229	8,063,983
Dividends and interest receivable	2,840,853	152,749	164,689
Prepaid expenses and other assets	43,277	20,178	17,142

Total assets	631,866,907	124,239,674	70,393,752

LIABILITIES:
Payable for capital shares redeemed	525,209	138,022	22,090
Interest on loan payable	5,122	592	235
Payable for investment securities purchased	2,643,977	172,311	2,638,547
Unrealized depreciation on forward currency contracts	3,886,731	—	—
Accrued expenses and other liabilities:
Investment advisory fees	460,653	92,565	52,559
Line of credit	58,633,616	6,193,112	2,740,643
Other	319,206	73,372	60,297

Total liabilities	66,474,514	6,669,974	5,514,371

Net Assets	$565,392,393	$117,569,700	$64,879,381

Net assets represented by:
Capital stock	$1,606,946,167	$95,717,676	$111,422,497
Accumulated net investment income (loss)	(12,064,033)	121,511	(183,449)
Accumulated net realized losses from investments, foreign currency translation and swap contracts	(1,018,647,725)	(16,433,153)	(56,356,064)
Net unrealized appreciation (deprecation) on:
Investments	(7,041,804)	38,162,612	9,986,385
Foreign currency translations	(3,800,212)	1,054	10,012

Total Net Assets	$565,392,393	$117,569,700	$64,879,381

Net asset value
Net assets	$565,392,393	$117,569,700	$64,879,381
Shares of beneficial interest issued and outstanding	20,869,296	6,908,809	2,875,795
Net asset value, offering price and redemption price per share*	$27.09	$17.02	$22.56

(1) Cost of investments
Unaffiliated issuers	$588,415,090	$83,466,635	$52,005,598
Affiliated issuers	20,644,416	—	—
(2) Cost of cash denominated in foreign currencies	$2,566,643	$—	$148,125
* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2011 (Unaudited)

	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

ASSETS:
Investments, at value (1)	$5,792,220	$9,704,907	$2,109,736
Cash	879	676	806
Cash denominated in foreign currencies (2)	3,595	4,698	1,511
Receivable from capital shares issued	20,515	96,753	—
Receivable from investment securities sold	11,983	81,077	23,859
Due from Adviser	3,019	2,878	1,354
Dividends and interest receivable	18,406	24,542	5,439
Prepaid expenses and other assets	10,238	11,046	4,276

Total assets	5,860,855	9,926,577	2,146,981

LIABILITIES:
Payable for investment securities purchased	176,977	470,029	6,738
Accrued expenses and other liabilities:
Investment advisory fees	4,537	7,123	1,694
Other	13,792	15,765	7,925

Total liabilities	195,306	492,917	16,357

Net Assets	$5,665,549	$9,433,660	$2,130,624

Net assets represented by:
Capital stock	$4,703,583	$8,017,314	$2,019,780
Accumulated net investment income (loss)	(130,783)	15,196	3,417
Accumulated net realized gains (losses) from investments, foreign currency transactions and swap contracts	5,727	145,834	(1,983)
Net unrealized appreciation on:
Investments	1,086,477	1,254,985	109,340
Foreign currency translations	545	331	70

Total Net Assets	$5,665,549	$9,433,660	$2,130,624

Net asset value
Net assets	$5,665,549	$9,433,660	$2,130,624
Shares of beneficial interest issued and outstanding	313,687	557,142	202,020
Net asset value, offering price and redemption price per share*	$18.06	$16.93	$10.55

(1) Cost of investments	$4,705,743	$8,449,922	$2,000,396
(2) Cost of cash denominated in foreign currencies	$3,590	$4,703	$1,511
* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2011 (Unaudited)

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

INVESTMENT INCOME:
Interest income	$3,221	$1	$—
Dividends income*	10,861,163	3,330,863	473,295

Total investment income	10,864,384	3,330,864	473,295

EXPENSES:
Investment advisory fees	2,829,836	539,962	313,034
Administration fees	89,930	14,775	9,346
Fund accounting fees	45,197	5,286	6,021
Audit and tax fees	16,988	13,656	14,705
Custodian fees	36,595	5,491	3,655
Legal fees	44,459	9,357	4,362
Registration and filing fees	21,672	11,918	10,830
Printing and mailing fees	91,066	19,763	14,577
Transfer agent fees	128,954	24,879	14,659
Trustee fees	6,272	1,914	1,852
Interest expense	325,577	49,427	10,332
Other fees	35,830	6,015	3,794

Total expenses before expense waiver by Adviser	3,672,376	702,443	407,167
Expense waiver by Adviser (Note 5)	—	—	—

Net expenses	3,672,376	702,443	407,167

Net investment income	7,192,008	2,628,421	66,128

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(19,984,958)	6,952,657	4,009,223
Foreign currency transactions	(347,721)	(2,332)	(280,161)
Swap contracts	—	(2,858)	—

Net realized gain (loss)	(20,332,679)	6,947,467	3,729,062

Change in unrealized appreciation (depreciation) on:
Investments	59,830,342	8,405,734	3,220,824
Foreign currency translations	(3,796,700)	(3,965)	(1,709)

Net change in unrealized appreciation	56,033,642	8,401,769	3,219,115

Net realized and unrealized gain on investments	35,700,963	15,349,236	6,948,177

Change in net assets resulting from operations	$42,892,971	$17,977,657	$7,014,305

* Net of foreign taxes withheld	$181,553	$38,011	$11,192

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the six months ended April 30, 2011 (Unaudited)

	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

INVESTMENT INCOME:
Interest income	$—	$26	$13
Dividends income*	29,796	114,655	12,493

Total investment income	29,796	114,681	12,506

EXPENSES:
Investment advisory fees	20,320	26,550	6,677
Administration fees	615	697	128
Fund accounting fees	2,240	1,699	62
Audit and tax fees	9,866	9,878	6,736
Custodian fees	250	346	76
Legal fees	165	896	48
Registration and filing fees	2,808	3,052	2,374
Printing and mailing fees	933	758	513
Transfer agent fees	2,076	1,843	346
Trustee fees	110	135	48
Interest expense	143	3	—
Other fees	432	418	111

Total expenses before expense waiver by Adviser	39,958	46,275	17,119
Expense waiver by Adviser (Note 5)	(12,384)	(10,429)	(8,030)

Net expenses	27,574	35,846	9,089

Net investment income	2,222	78,835	3,417

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	9,310	151,883	(1,640)
Foreign currency transactions	998	(2,610)	(343)

Net realized gain (loss)	10,308	149,273	(1,983)

Change in unrealized appreciation (depreciation) on:
Investments	135,243	688,491	109,340
Foreign currency translations	(1,165)	240	70

Net change in unrealized appreciation	134,078	688,731	109,410

Net realized and unrealized gain on investments	144,386	838,004	107,427

Change in net assets resulting from operations	$146,608	$916,839	$110,844

* Net of foreign taxes withheld	$1,788	$6,415	$1,002

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	International Real Estate Equity Fund

	Six Months Ended April 30, 2011	Year Ended October 31, 2010

	(Unaudited)
OPERATIONS:
Net investment income	$7,192,008	$1,926,494
Net realized loss on:
Investments	(19,984,958)	(46,829,759)
Foreign currency transactions	(347,721)	(146,277)
Change in unrealized appreciation (depreciation) on:
Investments	59,830,342	136,943,968
Foreign currency translations	(3,796,700)	141,136

Change in net assets resulting from operations	42,892,971	92,035,562

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,264,706)	(24,044,819)
From net realized gain on investments	—	—

Change in net assets resulting from distributions to shareholders	(15,264,706)	(24,044,819)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	37,700,626	131,323,773
Dividends reinvested	13,263,510	21,418,105
Redemption fees	11,365	107,464
Cost of shares redeemed	(121,699,818)	(343,195,210)

Change in net assets from capital share transactions	(70,724,317)	(190,345,868)

Total change in net assets	(43,096,052)	(122,355,125)

NET ASSETS:
Beginning of year	608,488,445	730,843,570

End of period*	$565,392,393	$608,488,445

**Including accumulated undistributed net investment loss of:	$(12,064,033)	$(3,991,335)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Realty Income & Growth Fund

	Six Months Ended April 30, 2011	Year Ended October 31, 2010

	(Unaudited)
OPERATIONS:
Net investment income	$2,628,421	$4,284,144
Net realized gain (loss) on:
Investments	6,952,657	5,229,459
Foreign currency transactions	(2,332)	121,762
Swap contracts	(2,858)	32,576
Change in unrealized appreciation (depreciation) on:
Investments	8,405,734	25,633,205
Foreign currency translations	(3,965)	4,179

Change in net assets resulting from operations	17,977,657	35,305,325

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,506,910)	(4,981,461)
From net realized gain on investments	—	(517,638)

Change in net assets resulting from distributions to shareholders	(2,506,910)	(5,499,099)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,248,623	16,374,720
Dividends reinvested	2,289,890	5,050,577
Redemption fees	3,629	13,275
Cost of shares redeemed	(15,384,221)	(27,099,016)

Change in net assets from capital share transactions	(6,842,079)	(5,660,444)

Total change in net assets	8,628,668	24,145,782

NET ASSETS:
Beginning of year	108,941,032	84,795,250

End of period*	$117,569,700	$108,941,032

* Including accumulated net investment income of:	$121,511	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Cyclical Advantage Property Fund

	Six Months Ended April 30, 2011	Year Ended October 31, 2010

	(Unaudited)
OPERATIONS:
Net investment income	$66,128	$300,096
Net realized gain (loss) on:
Investments	4,009,223	(7,520,620)
Foreign currency transactions	(280,161)	32,852
Change in unrealized appreciation (depreciation) on:
Investments	3,220,824	19,506,176
Foreign currency translations	(1,709)	9,807

Change in net assets resulting from operations	7,014,305	12,328,311

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(265,892)	(785,829)
From net realized gain on investments	—	—

Change in net assets resulting from distributions to shareholders	(265,892)	(785,829)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	978,783	1,791,670
Dividends reinvested	256,450	752,822
Redemption fees	94	1,905
Cost of shares redeemed	(5,148,473)	(7,109,123)

Change in net assets from capital share transactions	(3,913,146)	(4,562,726)

Total change in net assets	2,835,267	6,979,756

NET ASSETS:
Beginning of year	62,044,114	55,064,358

End of period*	$64,879,381	$62,044,114

* Including accumulated undistributed net investment income (loss) of:	$(183,449)	$16,315

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Emerging Markets Real Estate Fund

	Six Months Ended April 30, 2011	Period Ended October 31, 2010

	(Unaudited)
OPERATIONS:
Net investment income	$2,222	$3,179
Net realized gain (loss) on:
Investments	9,310	261,099
Foreign currency transactions	998	(1,819)
Change in unrealized appreciation (depreciation) on:
Investments	135,243	268,483
Foreign currency translations	(1,165)	2,079

Change in net assets resulting from operations	146,608	533,021

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,201)	(109,472)
From net realized gain on investments	(250,000)	(83,115)

Change in net assets resulting from distributions to shareholders	(265,201)	(192,587)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,866,707	1,065,991
Dividends reinvested	256,293	185,773
Redemption fees	344	791
Cost of shares redeemed	(607,718)	(371,652)

Change in net assets from capital share transactions	2,515,626	880,903

Total change in net assets	2,397,033	1,221,337

NET ASSETS:
Beginning of year	3,268,516	2,047,179

End of period*	$5,665,549	$3,268,516

* Including accumulated undistributed net investment loss of:	$(130,783)	$(117,804)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Global Infrastructure Fund

	Six Months Ended April 30, 2011	Period Ended October 31, 2010

	(Unaudited)
OPERATIONS:
Net investment income	$78,835	$62,860
Net realized gain (loss) on:
Investments	151,883	76,631
Foreign currency transactions	(2,610)	713
Change in unrealized appreciation (depreciation) on:
Investments	688,491	342,495
Foreign currency translations	240	(133)

Change in net assets resulting from operations	916,839	482,566

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(122,317)	(24,399)
From net realized gain on investments	(75,954)	(124,645)

Change in net assets resulting from distributions to shareholders	(198,271)	(149,044)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,406,233	356,108
Dividends reinvested	196,478	144,027
Redemption fees	422	—
Cost of shares redeemed	(133,017)	(10,806)

Change in net assets from capital share transactions	6,470,116	489,329

Total change in net assets	7,188,684	822,851

NET ASSETS:
Beginning of year	2,244,976	1,422,125

End of period*	$9,433,660	$2,244,976

* Including accumulated net investment income of:	$15,196	$58,678

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

Global Consumer Growth Fund

Period Ended April 30, 2011 (1)

(Unaudited)
OPERATIONS:
Net investment income	$3,417
Net realized loss on:
Investments	(1,640)
Foreign currency transactions	(343)
Change in unrealized appreciation on:
Investments	109,340
Foreign currency translations	70

Change in net assets resulting from operations	110,844

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments	—
From net realized gain on investments	—

Change in net assets resulting from distributions to shareholders	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,019,780
Dividends reinvested	—
Redemption fees	—
Cost of shares redeemed	—

Change in net assets from capital share transactions	2,019,780

Total change in net assets	2,130,624

NET ASSETS:
Beginning of period	—

End of period*	$2,130,624

* Including accumulated net investment income of:	$3,417

(1)	Fund commenced operations on December 29, 2010.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	International Real Estate Equity Fund

	Six Months Ended April 30, 2011		Year Ended October 31,

			2010	2009	2008	2007	2006

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$25.75		$22.59	$12.26	$47.58	$37.56	$28.89

Income from investment operations:
Net investment income (loss)	0.27		(0.08)	0.20 (a)	0.35 (a)	0.63	0.50
Net realized and unrealized gains (losses) on investments	1.75		4.03	10.12	(33.05)	10.78	8.90

Total from investment operations	2.02		3.95	10.32	(32.70)	11.41	9.40

Redemption fees	0.00	(b)	0.00 (b)	0.01	0.01	0.02	0.01
Less distributions:
From net investment income	(0.68)		(0.79)	—	(0.45)	(0.63)	(0.39)
From net realized gains on investments	—		—	—	(2.10)	(0.78)	(0.35)
From tax return of capital	—		—	—	(0.08)	—	—

Total distributions	(0.68)		(0.79)	—	(2.63)	(1.41)	(0.74)

Net asset value per share, end of period	$27.09		$25.75	$22.59	$12.26	$47.58	$37.56

Total return	7.98	%(c)	18.07%	84.26%	–72.46%	31.16%	33.19%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$565,392		$608,488	$730,844	$583,953	$2,554,134	$771,999
Ratio of total expenses to average net assets	1.30	%(d)	1.28%	1.26%	1.22%	1.14%	1.17%
Ratio of interest expense to average net assets	0.12	%(d)	0.08%	0.07%	0.06%	0.00%	0.02%
Ratio of expenses to average net assets excluding interest expense	1.18	%(d)	1.20%	1.19%	1.16%	1.14%	1.15%
Ratio of net investment income to average net assets	2.54	%(d)	0.32%	1.13%	1.29%	1.08%	1.16%
Portfolio turnover	12%		34%	51%	42%	31%	30%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Realty Income & Growth Fund

	Six Months Ended April 30, 2011		Year Ended October 31,

			2010	2009	2008	2007	2006

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$14.79		$10.89	$9.95	$25.12	$27.75	$21.92

Income from investment operations:
Net investment income (loss)	0.38		0.56	0.79 (a)	0.99 (a)	0.91	0.65
Net realized and unrealized gains (losses) on investments	2.21		4.06	0.94	(13.46)	(1.54)	6.35

Total from investment operations	2.59		4.62	1.73	(12.47)	(0.63)	7.00

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.36)		(0.65)	(0.62)	(0.99)	(0.95)	(0.87)
From net realized gains on investments	—		(0.07)		(1.71)	(1.05)	(0.30)
From tax return of capital	—		—	(0.17)	—	—	—

Total distributions	(0.36)		(0.72)	(0.79)	(2.70)	(2.00)	(1.17)

Net asset value per share, end of period	$17.02		$14.79	$10.89	$9.95	$25.12	$27.75

Total return	17.77	%(c)	43.51%	20.23%	–54.62%	–2.53%	32.91%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$117,570		$108,941	$84,795	$95,270	$532,443	$850,075
Ratio of total expenses to average net assets:
Before waivers	1.30	%(d)	1.34%	1.39%	1.56%	1.29%	1.17%
After waivers	1.30	%(d)	1.34%	1.39%	1.43%	1.29%	1.17%
Ratio of interest expense to average net assets	0.09	%(d)	0.10%	0.12%	0.40%	0.14%	0.01%
Ratio of expenses to average net assets excluding interest expense:
Before waivers	1.21	%(d)	1.24%	1.27%	1.16%	1.15%	1.16%
After waivers	1.21	%(d)	1.24%	1.27%	1.03%	1.15%	1.16%
Ratio of net investment income to average net assets	4.87	%(d)	4.24%	8.57%	5.55%	3.34%	2.67%
Portfolio turnover	30%		70%	111%	23%	33%	33%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Cyclical Advantage Property Fund

	Six Months Ended April 30, 2011		Year Ended October 31,

			2010	2009	2008	2007	2006

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$20.27		$16.65	$13.86	$34.97	$38.27	$39.45

Income from investment operations:
Net investment income (loss)	0.02		0.09	0.26 (a)	0.53 (a)	0.15	(0.20)
Net realized and unrealized gains (losses) on investments	2.36		3.77	2.65	(21.11)	(0.28)	0.62

Total from investment operations	2.38		3.86	2.91	(20.58)	(0.13)	0.42

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.02	0.00 (b)
Less distributions:
From net investment income	(0.09)		(0.24)	(0.12)	(0.43)	(0.05)	(0.03)
From net realized gains on investments	—		—	—	—	(3.11)	(1.57)
From tax return of capital	—		—	—	(0.10)	(0.03)	—

Total distributions	(0.09)		(0.24)	(0.12)	(0.53)	(3.19)	(1.60)

Net asset value per share, end of period	$22.56		$20.27	$16.65	$13.86	$34.97	$38.27

Total return	11.71	%(c)	23.36%	21.14%	–59.54%	–0.88%	0.74%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$64,879		$62,044	$55,064	$47,405	$148,631	$269,414
Ratio of total expenses to average net assets	1.30	%(d)	1.32%	1.45%	1.70%	1.58%	2.01%
Ratio of interest expense to average net assets	0.03	%(d)	0.02%	0.11%	0.50%	0.39%	0.82%
Ratio of expenses to average net assets excluding interest expense	1.27	%(d)	1.30%	1.34%	1.20%	1.19%	1.19%
Ratio of net investment income to average net assets	0.21	%(d)	0.51%	2.28%	2.68%	0.42%	(0.39)%
Portfolio turnover	40%		90%	135%	68%	49%	19%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Emerging Markets Real Estate Fund

	Six Months Ended April 30, 2011		Year Ended October 31, 2010	Period Ended October 31, 2009 (a)

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$19.20		$17.03	$10.00

Income from investment operations:
Net investment income (loss)	0.35		0.27	(0.08	)(b)
Net realized and unrealized gains (losses) on investments	(0.05)		3.43	7.10

Total from investment operations	0.30		3.70	7.02

Redemption fees	0.00	(c)	0.00 (c)	0.01
Less distributions:
From net investment income	(0.08)		(0.87)	—
From net realized gains on investments	(1.36)		(0.66)	—

Total distributions	(1.44)		(1.53)	—

Net asset value per share, end of period	$18.06		$19.20	$17.03

Total return	1.42	%(d)	23.53%	70.30	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,666		$3,269	$2,047
Ratio of total expenses to average net assets:
Before waivers	1.97	%(e)	2.68%	4.36	%(e)
After waivers	1.36	%(e)	1.35%	1.35	%(e)
Ratio of interest expense to average net assets	0.01	%(e)	—%	—%
Ratio of expenses to average net assets excluding interest expense:
Before waivers	1.96	%(e)	—%	—%
After waivers	1.35	%(e)	—%	—%
Ratio of net investment income to average net assets	0.11	%(e)	0.13%	(0.76	)%(e)
Portfolio turnover	10%		77%	35	%(d)

(a)	For the period from November 3, 2008 (inception of fund) to October 31, 2009.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Global Infrastructure Fund
	Six Months Ended April 30, 2011		Year Ended October 31, 2010		Period Ended October 31, 2009 (a)

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$15.98		$13.38		$10.00

Income from investment operations:
Net investment income (loss)	0.29		0.43		0.19	(b)
Net realized and unrealized gains (losses) on investments	1.89		3.40		3.19

Total from investment operations	2.18		3.83		3.38

Redemption fees	0.00	(c)	—		0.00	(c)
Less distributions:
From net investment income	(0.68)		(0.20)		—
From net realized gains on investments	(0.55)		(1.03)		—

Total distributions	(1.23)		(1.23)		—

Net asset value per share, end of period	$16.93		$15.98		$13.38

Total return	14.50	%(d)	30.23%		33.80	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$9,434		$2,245		$1,422
Ratio of total expenses to average net assets:
Before waivers	1.74	%(e)	3.03%		4.42	%(e)
After waivers	1.35	%(e)	1.35%		1.35	%(e)
Ratio of interest expense to average net assets	0.00	%(c)(e)	0.00	%(c)	0.00	%(c)(e)
Ratio of expenses to average net assets excluding interest expense:
Before waivers	1.74	%(e)	3.03%		4.42	%(e)
After waivers	1.35	%(e)	1.35%		1.35	%(e)
Ratio of net investment income to average net assets	2.97	%(e)	3.40%		1.76	%(e)
Portfolio turnover	142%		402%		258	%(d)

(a)	For the period from November 3, 2008 (inception of fund) to October 31, 2009.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share or 0.005%.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Global Consumer Growth Fund

	Period Ended December 29, 2010- April 30, 2011 (a)

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gains (losses) on investments	0.53

Total from investment operations	0.55

Redemption fees	0.00	(c)
Less distributions:
From net investment income	—
From net realized gains on investments	—

Total distributions	—

Net asset value per share, end of period	$10.55

Total return	5.50	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,131
Ratio of total expenses to average net assets:
Before waivers	2.54	%(e)
After waivers	1.35	%(e)
Ratio of net investment income to average net assets	0.51	%(e)
Portfolio turnover	4	%(d)

(a)	Fund commenced operations on December 29, 2010.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
April 30, 2011 (Unaudited)

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund, and Alpine Global Consumer Growth Fund are six separate funds of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). Effective September 1, 2009, the Alpine U.S. Real Estate Equity Fund changed its name to the Alpine Cyclical Advantage Property Fund. The Alpine International Real Estate Equity Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund and Alpine Global Consumer Growth Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Global Consumer Growth Fund commenced operations on December 29, 2010.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations or if market quotations are not available or determined to be reliable, through procedures and/or guidelines established by the Board of Trustees. In computing the Funds’ net asset value, equity securities that are traded on a securities exchange in the United States are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, the option is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset values are not calculated. If the market prices are not readily available or not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00 p.m., Eastern time), the security will be priced at fair value following procedures approved by the Board of Trustees.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Board has approved the use of Interactive Data’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ net asset values may differ from quoted or official closing prices.

As of April 30, 2011, the International Real Estate Equity Fund, Realty Income & Growth Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund, and Global Consumer Growth Fund held securities that are fair valued, which comprised 7.3%, 1.2%, 8.6%, 7.6%, 1.7% and 1.1%, respectively, of each Fund’s net assets.

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2011:

	Valuation Inputs

International Real Estate Equity Fund*	Level 1**	Level 2**	Level 3	Total Value

Common Stocks
Asia	$109,113,950	$15,234,182	$17,572,080	$141,920,212
Australia	6,412,531	—	—	6,412,531
Europe	183,311,819	9,617,958	967,190	193,896,967
Middle East/Africa	5,212,266	—	—	5,212,266
North & South America	223,852,691	—	8,834,832	232,687,523
Equity-Linked Structured Notes	—	10,583,906	—	10,583,906
Investment Companies	5,991,263	—	—	5,991,263
Warrants
Asia	5,313,034	—	—	5,313,034

Total	$539,207,554	$35,436,046	$27,374,102	$602,017,702

	Valuation Inputs

Other Financial Instruments*	Level 1	Level 2	Level 3	Total Value

Liabilities
Forward Currency Contracts	$—	$(3,886,731)	$—	$(3,886,731)

Total	$—	$(3,886,731)	$—	$(3,886,731)

	Valuation Inputs

Realty Income and Growth Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Real Estate Investment Trusts
Apartments	$14,587,136	$—	$—	$14,587,136
Diversified	8,720,772	—	1,468,188	10,188,960
Health Care	9,796,993	—	—	9,796,993
Lodging	4,931,014	—	—	4,931,014
Mortgage & Finance	3,302,047	—	—	3,302,047
Net Lease	4,499,877	—	—	4,499,877
Office-Industrial Buildings	36,504,402	—	—	36,504,402
Retail Centers	19,276,706	—	—	19,276,706
Storage	3,644,235	—	—	3,644,235
Common Stocks	2,707,698	—	—	2,707,698
Preferred Stocks	12,190,179	—	—	12,190,179

Total	$120,161,059	$—	$1,468,188	$121,629,247

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

	Valuation Inputs

Cyclical Advantage Property Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks
Asia	$11,093,085	$3,557,454	$—	$14,650,539
Europe	7,383,385	—	—	7,383,385
Middle East/Africa	861,413	—	—	861,413
North & South America	32,750,048	799,350	2,446,980	35,996,378
Equity-Linked Structured Notes	—	3,090,686	—	3,090,686
Warrants	9,582	—	—	9,582

Total	$52,097,513	$7,447,490	$2,446,980	$61,991,983

	Valuation Inputs

Emerging Markets Real Estate Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks
Asia	$1,849,998	$506,864	$—	$2,356,862
Europe	507,845	195,165	—	703,010
Middle East/Africa	128,842	—	—	128,842
North & South America	1,756,503	36,171	—	1,792,674
Equity-Linked Structured Notes	—	291,957	—	291,957
Investment Companies	18,325	—	—	18,325
Warrants	50,550	—	—	50,550
Short-Term Investments	—	450,000	—	450,000

Total	$4,312,063	$1,480,157	$—	$5,792,220

	Valuation Inputs

Global Infrastructure Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks	$8,700,818	$—	$—	$8,700,818
Equity-Linked Structured Notes	—	158,594	—	158,594
Rights	3,495	—	—	3,495
Short-Term Investments	—	842,000	—	842,000

Total	$8,704,313	$1,000,594	$—	$9,704,907

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

	Valuation Inputs

Global Consumer Growth Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks
Automobiles	$108,004	$—	$—	$108,004
Beverages	154,752	—	—	154,752
Chemicals	23,976	—	—	23,976
Commercial Services & Supplies	30,797	—	—	30,797
Communications Equipment	27,443	—	—	27,443
Computers & Peripherals	38,305	—	—	38,305
Distributors	20,499	—	—	20,499
Diversified Consumer Services	26,316	—	—	26,316
Food & Staples Retailing	77,516	22,913	—	100,429
Food Products	143,062	—	—	143,062
Hotels, Restaurants & Leisure	125,254	—	—	125,254
Household Products	54,510	—	—	54,510
Internet & Catalog Retail	47,819	—	—	47,819
Internet Software & Services	105,891	—	—	105,891
IT Services	33,201	—	—	33,201
Leisure Equipment & Products	30,446	—	—	30,446
Media	181,149	—	—	181,149
Multiline Retail	155,094	—	—	155,094
Personal Products	52,168	—	—	52,168
Real Estate Management & Development	45,583	—	—	45,583
Specialty Retail	162,861	—	—	162,861
Textiles, Apparel & Luxury Goods	283,177	—	—	283,177
Short-Term Investments	—	159,000	—	159,000

Total	$1,927,823	$181,913	$—	$2,109,736

*	For detailed country and sector descriptions, see accompanying Schedule of Portfolio Investments

**

During the period ended April 30, 2011 there were no significant transfers between Level 1 and Level 2 securities. A security’s classification as Level 1 or Level 2 within the Fund can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the funds calculate their NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

Balance as of October 31, 2010	$9,406,498	$1,563,188	$2,605,314
Accrued discounts / premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	1,191,931	(95,000)	(158,334)
Purchases	—	—
Sales	—	—	—
Transfers in to Level 3	16,775,673	—	—
Transfers out of Level 3	—	—	—

Balance as of April 30, 2011	$27,374,102	$1,468,188	$2,446,980

Change in net unrealized depreciation on level 3 holdings held at period end	$1,191,931	$(95,000)	$(158,334)

B. Security Transactions and Investment Income:

Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Line of Credit:

For the period from November 1, 2010 through November 30, 2010 each Fund had a line of credit with U.S. Bank N.A. On December 1, 2010 each Fund entered into a lending agreement with BNP Paribas through its New York branch. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. For the six months ended April 30, 2011, the average interest rate paid on outstanding borrowings under the line of credit was 1.12%, 1.14%, 1.13%, 1.13% and 1.22% for the International Real Estate Equity Fund, Realty Income & Growth Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund, respectively. The Funds also incur interest expense on custody overdraft charges.

Alpine Mutual Funds

Notes to Financial Statements—Continued April 30, 2011 (Unaudited)

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

Total line of credit amount available	$210,622,302	$41,413,225	$23,464,584	$1,953,618	$3,308,859	$715,660
Line of credit outstanding at April 30, 2011	58,633,616	6,193,112	2,740,643	—	—	—
Line of credit amount unused at April 30, 2011	151,988,686	35,220,113	20,723,941	1,953,618	3,308,859	715,660
Average balance outstanding during the period	58,040,266	8,645,493	1,818,185	25,089	2,112	—
Interest expense incurred on line of credit during the period	325,576	49,427	10,332	143	13	—
Interest expense incurred on custody overdrafts during the period	—	1	14	1	—	—

D. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

E. Dividends and Distributions:

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

F. Foreign Currency Translation Transactions:

The International Real Estate Equity Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund, and Global Consumer Growth Fund may invest without limitation in foreign securities. The Realty Income & Growth Fund may invest up to 35% of the value of its net assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

G. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

H. Swap Contracts:

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. The Funds may enter into long equity swap contracts with multiple brokers to manage or gain exposure to various securities or markets. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. During the six months ended April 30, 2011, the Realty Income & Growth Fund entered into one equity swap contract with a notional value of $187,876.

The net realized gains or losses and change in unrealized appreciation or depreciation on swap contracts is included in the Statements of Operations.

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

J. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

The following forward currency contracts were held at April 30, 2011:

International Real Estate Equity Fund

Description	Expiration Date	Contracts to Deliver/Receive	Settlement Value	Current Value	Unrealized Loss

Contracts Sold:
Euro	07/15/11	21,315,790 (EUR)	$28,390,927	$31,508,109	$(3,117,182)
Euro	07/15/11	9,212,500 (EUR)	12,847,983	13,617,532	(769,549)

				$45,125,641	$(3,886,731)

K. Derivatives

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liabilities and Statements of Operations.

The affect of derivative instruments on the Statement of Assets and Liabilities as of April 30, 2011:

International Real Estate Equity Fund

Derivatives	Unrealized Depreciation

Forward Currency Contracts	$(3,886,731)

The effect of derivative instruments on the Statements of Operations for the six months ended April 30, 2011:

International Real Estate Equity Fund

Derivatives	Net Realized Gain	Change in Unrealized Depreciation

Forward Currency Contracts	$17,121	$(3,886,731)

Realty Income & Growth Fund

Derivatives	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)

Swap Contracts	$ 2,858	$ —

Cyclical Advantage Property Fund

Derivatives	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)

Forward Currency Contracts	$ 1,664	$ —

Emerging Markets Real Estate Fund

Derivatives	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)

Forward Currency Contracts	$ (702)	$ —

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

International Real Estate Equity Fund

	Six Months Ended April 30, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	1,465,480	$37,700,626	5,832,345	$131,323,773
Shares issued in reinvestment of dividends	511,118	13,263,510	965,649	21,418,105
Redemption fees	—	11,365	—	107,464
Shares redeemed	(4,739,108)	(121,699,818)	(15,515,042)	(343,195,210)

Total net change	(2,762,510)	$(70,724,317)	(8,717,048)	$(190,345,868)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011

Realty Income & Growth Fund

	Six Months Ended April 30, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	395,592	$6,248,623	1,248,996	$16,374,720
Shares issued in reinvestment of dividends	147,840	2,289,890	383,362	5,050,577
Redemption fees	—	3,629	—	13,275
Shares redeemed	(998,625)	(15,384,221)	(2,058,126)	(27,099,016)

Total net change	(455,193)	$(6,842,079)	(425,768)	$(5,660,444)

Cyclical Advantage Property Fund

	Six Months Ended April 30, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	45,323	$978,783	97,077	$1,791,670
Shares issued in reinvestment of dividends	11,900	256,450	41,685	752,822
Redemption fees	—	94	—	1,905
Shares redeemed	(242,419)	(5,148,473)	(385,222)	(7,109,123)

Total net change	(185,196)	$(3,913,146)	(246,460)	$(4,562,726)

Emerging Markets Real Estate Fund

	Six Months Ended April 30, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	162,294	$2,866,707	61,290	$1,065,991
Shares issued in reinvestment of dividends	13,960	256,293	11,611	185,773
Redemption fees	—	344	—	791
Shares redeemed	(32,761)	(607,718)	(22,908)	(371,652)

Total net change	143,493	$2,515,626	49,993	$880,903

Global Infrastructure Fund

	Six Months Ended April 30, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	412,299	$6,406,233	24,470	$356,108
Shares issued in reinvestment of dividends	12,786	196,478	10,544	144,027
Redemption fees	—	422	—	—
Shares redeemed	(8,446)	(133,017)	(762)	(10,806)

Total net change	416,639	$6,470,116	34,252	$489,329

Global Consumer Growth Fund*

	Six Months Ended April 30, 2011

	Shares	Amount

Shares sold	202,020	$2,019,780
Shares issued in reinvestment of dividends	—	—
Redemption fees	—	—
Shares redeemed	—	—

Total net change	202,020	$2,019,780

*	Fund commenced on December 29, 2010.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2011 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

International Real Estate Equity Fund	$73,705,277	$132,084,682	$—	$—
Realty Income & Growth Fund	35,639,433	38,541,385	—	—
Cyclical Advantage Property Fund	25,298,863	32,107,480	—	—
Emerging Markets Real Estate Fund	2,927,687	363,711	—	—
Global Infrastructure Fund	13,049,645	7,257,587	—	—
Global Consumer Growth Fund	1,915,350	75,969	—	—

5.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Realty Income & Growth Fund and the Cyclical Advantage Property Fund, the Adviser is entitled to an annual fee based on each Fund’s average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

The Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the International Real Estate Equity Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Consumer Growth Fund to the extent necessary to ensure that each Fund’s annual total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) does not exceed 1.50%, 1.35%, 1.35% and 1.35% of each Fund’s average daily net assets, respectively. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Funds to exceed such cap on expenses. For the six months ended April 30, 2011, the Adviser waived investment advisory fees and other expenses totaling $12,384, $10,429 and $8,030 for the Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Consumer Growth Fund, respectively. The expense limitations will remain in effect for the Funds unless and until the Board of Trustees of the Equity Trust approve its modification or termination with respect to the Funds.

Waived expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

10/31/2012	$40,274	$35,371	$—
10/31/2013	$31,563	$30,973	$—
10/31/2014	$12,384	$10,429	$8,030

6.	Transactions with Affiliates

The following issuers are affiliated with the International Real Estate Equity Fund; that is, the Fund held 5% or more of the outstanding voting securities during the six months ended April 30, 2011. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

Fund	Issuer Name	Balance at Oct. 31, 2010	Purchases	Sales	Balance at April 30, 2011	Value at April 30, 2011	Realized Gains (Loss)

International Real	Yatra
Estate Equity Fund	Capital, Ltd.	1,491,800	—	—	1,491,800	$10,164,067	—

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011

7.	Concentration of Credit Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.	Federal Income Tax Information

At October 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund

Cost of investments	$705,626,631	$86,749,494	$54,049,079	$2,718,862	$1,695,122

Gross unrealized appreciation	142,316,902	37,840,553	13,152,726	1,003,304	586,594
Gross unrealized depreciation	(230,658,897)	(12,208,144)	(6,672,758)	(189,656)	(23,386)

Net unrealized appreciation (depreciation)	(88,341,995)	25,632,409	6,479,968	813,648	563,208

Undistributed ordinary Income	15,264,707	—	190,986	98,488	133,475
Undistributed long-term capital gain	—	—	—	166,713	1,004

Total distributable earnings	15,264,707	—	190,986	265,201	134,479

Other accumulated gains (losses)	(996,104,751)	(19,251,132)	(59,962,483)	1,710	91

Total accumulated gains (losses)	$(1,069,182,039)	$6,381,277	$(53,291,529)	$1,080,559	$697,778

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the years ended October 31, 2010 and 2009 were as follows:

	2010	2009

International Real Estate Equity Fund
Ordinary income	$4,044,819	$—
Long-term capital gain	—	—

	$4,044,819	$—

Realty Income & Growth Fund
Ordinary income	$5,499,099	$5,089,343
Long-term capital gain	—	—
Return of capital	—	1,391,340

	$5,499,099	$6,480,683

Cyclical Advantage Property Fund
Ordinary income	$785,829	$411,286
Long-term capital gain	—	—

	$785,829	$411,286

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011

	2010	2009

Emerging Markets Real Estate Fund
Ordinary income	$192,587	$—
Long-term capital gain	—	—

	$192,587	$—

Global Infrastructure Fund
Ordinary income	$149,042	$—
Long-term capital gain	2	—

	$149,044	$—

During the year ended October 31, 2010, the Realty Income & Growth Fund utilized $4,822,514 of capital loss carryovers. Capital loss carryovers as of October 31, 2010 are as follows:

Expiration Date	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

10/31/15	$—	$—	$5,568,140
10/31/16	$384,892,332	$—	$19,372,953
10/31/17	$546,087,879	$19,256,151	$26,502,747
10/31/18	$65,121,028	$—	$8,530,364

In accordance with U.S. GAAP, the Funds have previously adopted accounting standards related to the accounting for uncertain tax positions. In accordance with this guidance, the Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of October 31, 2010, open Federal and New York tax years include the tax years ended October 31, 2007 through 2010. The Funds have no examinations in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken in previous years or expected to be taken on the tax return for the fiscal year ended October 31, 2010. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

9.	Subsequent Events:

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.

Distributions: The Realty Income & Growth Fund and Global Infrastructure Fund declared distributions from net investment income of $0.18 and $0.16 per share, respectively, payable on June 29, 2011 to shareholders of record on June 28, 2011.

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
April 30, 2011

As a shareholder of the International Real Estate Equity Fund, Realty Income & Growth Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund Global Infrastructure Fund, and Alpine Global Consumer Growth Fund, you will incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 11/1/2010 - 4/30/2011.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Boston Financial Data Services, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Funds will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 2 months after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Real Estate Equity Fund

	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011(3)*

Actual (1)	$1,000.00	$1,079.80	$6.70
Hypothetical (2)	$1,000.00	$1,018.35	$6.51

(1)	Ending account values and expenses paid during period based on a 7.98% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.12%, the actual and hypothetical expenses paid during the period were $6.08 and $5.91, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2011

Realty Income & Growth Fund

	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011(3)*

Actual (1)	$1,000.00	$1,177.70	$7.02
Hypothetical (2)	$1,000.00	$1,018.35	$6.51

(1)	Ending account values and expenses paid during period based on a 17.77% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.09%, the actual and hypothetical expenses paid during the period were $6.53 and $6.06, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Cyclical Advantage Property Fund

	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011(3)*

Actual (1)	$1,000.00	$1,117.10	$6.82
Hypothetical (2)	$1,000.00	$1,018.35	$6.51

(1)	Ending account values and expenses paid during period based on a 11.71% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.03%, the actual and hypothetical expenses paid during the period were $6.67 and $6.36, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Emerging Markets Real Estate Fund

	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011(3)*

Actual (1)	$1,000.00	$1,014.20	$6.79
Hypothetical (2)	$1,000.00	$1,018.05	$6.81

(1)	Ending account values and expenses paid during period based on a 1.42% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.01%, the actual and hypothetical expenses paid during the period were $6.74 and $6.76, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2011

Global Infrastructure Fund

	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011*

Actual (1)	$1,000.00	$1,145.00	$7.18
Hypothetical (2)	$1,000.00	$1,018.10	$6.76

(1)	Ending account values and expenses paid during period based on a 14.50% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Global Consumer Growth

	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011*

Actual (1)	$1,000.00	$1,055.00	$4.67
Hypothetical (2)	$1,000.00	$1,018.10	$6.76

(1)	Ending account values and expenses paid during period based on a 5.50% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*

Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 123/365 (to reflect the period December 29, 2010-April 30, 2011, the Fund’s commencement of operations date to the end of the period). Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2011

Investment Adviser and Advisory Contracts

On December 17, 2010 and on March 29, 2011, at meetings called for the purposes of voting on such approvals, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contract or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contract for the Fund. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Fund’s counsel. In deciding whether to renew the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to Adviser of its services and the profits realized by Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The December meeting considered these factors for the period ending October 31, 2010 and the March meeting considered these factors for the period ending December 31, 2010.

In considering the nature, extent and quality of the services provided by Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds as well as on the materials provided at the meeting. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of Adviser’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices of Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Adviser, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees compared the Fund performance metrics provided by Morningstar with those internally generated by Alpine. It was observed that the last quarter of performance had been strong for several of the Funds. In assessing the quality of the portfolio management delivered by the Adviser, the Independent Trustees also compared the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as constructed by data provided by independent rating agencies. The Independent Trustees noted that the performance of a number of the Funds was strong. Of importance to the Independent Trustees was the extent to which the Funds achieved their objectives. They further concluded that the expense ratio of the Funds were appropriate and in line with competitors. Accordingly, the Independent Trustees concluded that the performance of the Funds was satisfactory.

The Independent Trustees considered the profitability of the advisory arrangement with the Adviser. The Independent Trustees had been provided with general data on the Funds’ profitability to Adviser. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Fund’s brokerage and commissions. After discussion and analysis, they concluded that, to the extent that Adviser’s relationship with the Funds had been profitable, the profitability was in no case such as to render the advisory fee excessive.

The Independent Trustees discussed the other materials provided by Alpine, including expense information, organization charts, advisory fee breakpoints and profitability data. In reviewing breakpoints, the Independent Trustees recognized that breakpoints were more essential for open-end funds, where assets could continue to grow over time.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2011

In considering whether Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the adviser’s fees excessive.

On the basis of their discussions with management and their analysis of information provided at the meeting, the Independent Trustees determined that the nature of the Fund and its operations is such that Adviser was likely to continue to realize economies of scale in the management of the Fund as it grows in size.

The Independent Trustees approved the continuance of the Fund’s Agreements with Adviser after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by Adviser were appropriate, that the performance of the Funds had been satisfactory, and that Adviser could be expected to provide services of high quality. As to Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Funds’ relationship with Adviser was not so profitable as to render the fees excessive, that any additional benefits to Adviser were not of a magnitude materially to affect the Independent Trustees’ deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2011

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Laurence B. Ashkin (83)	Independent Trustee	Indefinite, since the Trust’s inception	Real estate developer since 1980; Founder and President of Centrum Properties, Inc. since 1980.	17	Board of Trustees Chairman, Perspective Charter Schools, Chicago, IL; Director, Chicago Public Radio; Trustee of each of the Alpine Trusts.*

H. Guy Leibler (56)	Independent Trustee	Indefinite, since the Trust’s inception	Private investor, since 2007; Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	17	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts.*

Jeffrey E. Wacksman (50)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	17

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.*

James A. Jacobson (66)	Independent Trustee	Indefinite, since July 2009	Retired, since November 2008; Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC, January 2003 to November 2008.	17	Trustee, Allianz Global Investors Multi-Funds. Trustee, each of the Alpine Trusts.*

*

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trust”).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2011

Interested Trustees & Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (54)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception	CEO of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	17	Trustee, each of the Alpine Trusts.

Stephen A. Lieber*** (85)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John Megyesi (50)	Chief Compliance Officer	Indefinite, since January 2009

Chief Compliance Officer, Alpine
Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

				N/A	None

Ronald Palmer (42)	Chief Financial Officer	Indefinite, since January 2010

Chief Financial Officer, Alpine
Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Investment Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).

				N/A	None

Meimei Li (47)	Treasurer	Indefinite, since March 2009	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin (2001-2005).	N/A	None

Andrew Pappert (31)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trust”).

***	Stephen A. Lieber is the father of Samuel A. Lieber.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2011

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2010 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

International Real Estate Equity Fund	24%
Realty Income & Growth Fund	18%
Cyclical Advantage Property Fund	56%
Emerging Markets Real Estate Fund	1%
Global Infrastructure Fund	27%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2010 as dividends qualifying for the dividends received deduction available to corporate shareholders.

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	14%
Cyclical Advantage Property Fund	20%
Emerging Markets Real Estate Fund	0%
Global Infrastructure Fund	8%

The Funds designated the following percentages of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	12%
Cyclical Advantage Property Fund	0%
Emerging Markets Real Estate Fund	43%
Global Infrastructure Fund	84%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2010.

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2011

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
James A. Jacobson
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN &
ADMINISTRATOR
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Wilkie Farr & Gallagher
787 7th Avenue, 40th FL
New York, NY 10019

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT
Boston Financial Data Services
Two Heritage Drive
North Quincy, MA 02171

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578
www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) are attached hereto.

(a)(3) Not applicable to open-end investment management companies.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Sections 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Equity Trust

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 7, 2011